HOMESTEAD FUNDS


ANNUAL REPORT

     DECEMBER 31, 2000

[PHOTO]

-   Daily Income
-   Short-Term Government Securities
-   Short-Term Bond
-   Stock Index
-   Value
-   Small Company Stock

[HOMESTEAD FUNDS INC. LOGO]

                       THIS PAGE INTENTIONALLY LEFT BLANK.

[PHOTO]

TABLE OF CONTENTS

PERFORMANCE EVALUATION
        Daily Income                             5-6
        Short-Term Government Securities         7-8
        Short-Term Bond                         9-10
        Stock Index                            11-12
        Value                                  13-14
        Small Company Stock                    15-16
PORTFOLIO OF INVESTMENTS
        Daily Income                           18-21
        Short-Term Government Securites        22-23
        Short-Term Bond                        24-32
        Stock Index                               33
        Value                                  34-36
        SmallCompany Stock                     37-39
FINANCIAL STATEMENTS                           40-45
FINANCIAL HIGHLIGHTS                           46-51
NOTES TO FINANCIAL STATEMENTS                  52-54
APPENDIX A - Equity 500 Index Portfolio        i-xxi

LETTER FROM THE INVESTMENT MANAGER

Dear Shareholder:

The year 2000 marked a turnaround in the financial markets. After five consecutive years of double-digit gains, stocks in general did an about-face. The benchmark Standard & Poor's 500 Stock Index posted a -9.10% return. The tech-heavy Nasdaq Composite Index turned in a dismal -39.18% return.

The market's reversal was triggered when announcements of corporate earnings disappointments ran head-on into stratospheric stock valuations, especially for technology and dot-com companies. Homestead's actively managed stock funds did not have significant exposure to the hardest hit sector, technology. Our Value Fund and Small Company Stock Fund did more than escape the carnage; in fact, both posted strongly positive one-year returns of 9.64% and 15.21% respectively.

We're pleased to see that the market has returned to its senses, and investors appear to be paying attention to proven measures of a stock's true worth: a company's earnings history, management's track record and profits. And we're glad to be able to reward investors for their patience. But we don't want to suggest that your job as an investor is to move to the current best-performing fund.

More than anything, the huge performance disparities and extreme volatility we've seen in the market over the past few years point out the need to maintain a fully diversified portfolio. On January 22, 2001, Homestead Funds welcomed two new options to our family of no-load funds: the Nasdaq-100 Index Tracking Stock and the International Stock Index Fund. Shareholders will receive more information about these funds, including a prospectus, in the coming months. We hope you'll take the opportunity to reevaluate your portfolio and consider whether these new Funds can help you achieve even broader diversification.


Sincerely,

/s/ PETER R. MORRIS

Peter R. Morris

Director of Investments

February 12, 2001

DAILY INCOME FUND


MARKET CONDITIONS

The Federal Reserve, concerned the robust pace of economic growth would unleash higher inflation, took steps to raise short-term interest rates during the first half of 2000. The Fed raised the federal funds rate, a key short-term rate, in February, March and May by a cumulative 100 basis points (one basis point is
 .01%, 100 basis points is 1.00%). The rate hikes were deemed necessary to steer the economy to a soft landing.

Late in the year, sharply higher energy prices, a deluge of corporate earnings shortfalls and other data signaled that the economy was slowing more rapidly than expected. While the Fed took no action to ease rates in 2000, it became more likely their next move would be a rate cut. Money market and bond yields trended lower in the second half of the year on expectations for declining rates.

The Fed did in fact move to lower rates just after the close of this reporting period, on January 3, 2001.

FUND STRATEGY & PERFORMANCE

We kept the Fund's maturity near the short end of our allowed range for the first half of the year so that we would be able to reinvest quickly as yields moved higher. By mid-year, we reasoned that the bulk of any rate increase was behind us and that rates would be more likely to trend lower. We modified our approach and began to gradually extend the Fund's maturity, seeking to lock in the higher yields for a longer period of time.

The Fund's seven-day compound annualized yield was 5.96% as of December 31, 2000, 6 basis points below its mid-year level of 6.02% and a bit above its 5.37% level at the beginning of this reporting period.

TOTAL RETURN                    12 Months Ended 12/31/00
                                ------------------------
Daily Income Fund                                  5.76%

Data continues to suggest the economic slowdown is more pronounced than was expected at mid-year. The labor market, which had been at record levels of low unemployment, is showing signs of softening. Consumer confidence is weakening. Short-term interest rates--and accordingly money market yields--will likely continue to trend lower in the coming months.

DAILY INCOME FUND


PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION
                                                             on 6/30/00      on 12/31/00
-----------------------------------------------------------------------------------------
Commercial paper                                               76.1%           83.0%
-----------------------------------------------------------------------------------------
Corporate bonds                                                13.7%           11.9%
-----------------------------------------------------------------------------------------
U.S. Government obligations                                    10.1%            5.0%
-----------------------------------------------------------------------------------------
Cash equivalents                                                 .1%             .1%
=========================================================================================
    Total                                                       100%            100%
=========================================================================================



                                                             on 6/30/00      on 12/31/00
-----------------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY                                      36 days         30 days
-----------------------------------------------------------------------------------------



YIELD
Annualized 7-day compound yield (quoted 12/31/00)                               5.96%
-----------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/00
                                                                             Since
                                                                             Inception
                                          1 Year         5 Years             (11/90)
-----------------------------------------------------------------------------------------
Daily Income Fund                          5.76%           4.99%             4.58%
-----------------------------------------------------------------------------------------

Past performance is not predictive of future performance.

SHORT-TERM GOVERNMENT SECURITIES FUND

MARKET CONDITIONS

The Federal Reserve maintained its tight monetary policy during the first half of this reporting period. In three separate actions, the Fed ratcheted up its target for the federal funds rate, the rate banks charge each other on overnight loans to meet reserve requirements, from 5.5% at the beginning of the year to 6.5% by mid-year.

Beyond mid-year, investors began to anticipate that the Fed's next move would be a rate cut. Contributing to expectations for a change in monetary policy were: the slowing economy; the slumping stock market; corporate credit problems; sharply higher oil prices that did not trigger meaningfully higher inflation. The economy was negatively influenced late in the year also by the uncertainty of the presidential election and severe winter weather, both of which contributed to a drop in consumer confidence. These conditions gave the Fed reason and room to step in and lower rates, which they did just after the close of this reporting period.

FUND PERFORMANCE & STRATEGY

The first half of the year was a bear market for bonds, as investors had to weather the storm of continued interest rate increases. Bond prices fall when interest rates rise. Sentiment turned bullish by the end of the year, with the market trading on expectations of a rate cut.

TOTAL RETURNS                                   12 Months Ended 12/31/00
                                                ------------------------
Short-Term Government Securities Fund                              7.04%
Merrill Lynch 1-5 Year U.S. Treasury Index                         8.87%

The crumbling stock market combined with reports of credit problems at a number of well-known corporations caused investors to be very credit conscious. Your Fund was the beneficiary of this. Treasuries and other guaranteed-issues that make up our universe of investable securities were in high demand, which put upward pressure on prices.

In our opinion, the bond market looks to be fully valued and further rate cuts coupled with more severe economic weakness would be needed to keep yields from trending higher. Current Treasury yield levels assume a fed funds rate of between 4% and 4.5% compared to its current 5.5% level.

SHORT-TERM GOVERNMENT SECURITIES FUND


PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION
                                                             on 6/30/00      on 12/31/00
------------------------------------------------------------------------------------------
U.S. Treasuries                                                 53.4%           47.5%
------------------------------------------------------------------------------------------
Government-guaranteed agencies                                  25.3%           27.9%
------------------------------------------------------------------------------------------
Mortgage-backed securities                                      17.9%           22.2%
------------------------------------------------------------------------------------------
Cash equivalents                                                 3.4%            2.4%
------------------------------------------------------------------------------------------
    Total                                                        100%            100%
==========================================================================================

                                                             on 6/30/00      on 12/31/00
------------------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY                                    2.95 years      2.99 years
------------------------------------------------------------------------------------------

YIELD
Annualized 30-day SEC yield (quoted 12/31/00)                                     5.78%
------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/00
                                                                        Since
                                                                        Inception
                                          1 Year         5 Years        (5/95)
------------------------------------------------------------------------------------------
Short-Term Government Securities Fund          7.04%        5.11%          5.47%
------------------------------------------------------------------------------------------
Merrill Lynch 1-5 Year U.S. Treasury Index     8.87%        6.01%          6.65%
------------------------------------------------------------------------------------------

PERFORMANCE COMPARISON
   (OOO)

[LINE GRAPH]

             Homestead Short-Term         Merrill Lynch 1-5 Year
         Government Securities Fund        U.S. Treasury Index
May 95           $10,000                        $10,000
Dec 95            10,544                         10,757
Dec 96            11,014                         11,238
Dec 97            11,645                         12,037
Dec 98            12,286                         12,970
Dec 99            12,640                         13,234
Dec 00            13,528                         14,409

Comparison of the change in value of a $10,000 investment in the Fund at inception and the Merrill Lynch 1-5 Year U.S. Treasury Index. Past performance is not predictive of future performance. The Short-Term Government Securities Fund average annual total returns are net of any fee waivers and reimbursements.

SHORT-TERM BOND FUND


MARKET CONDITIONS

This reporting period can be neatly divided in two: a bear market first half marked by rising interest rates; and a bull market second half led by expectations for declining rates.

By mid-year, the powerhouse U.S. economy was finally sputtering out. The unemployment rate, while still low by historic standards, edged up. Large-scale layoffs were announced at a number companies, including Amazon.com and AOL. Most stock market indices closed the year with negative returns, bringing to an end a five-year-long run-up in stock prices. Consumer confidence, an indicator of future spending, flagged.

The Federal Reserve took no action to cut rates during the second half of 2000, but stepped in just after the close of this reporting period to nudge rates lower. Investors anticipated the rate cut, and bond yields had already trended lower.

FUND PERFORMANCE & STRATEGY

Treasuries were the best-performing bond market sector and corporates the worst, owing to investors' increased nervousness about issuer credit quality. Roughly 40% of Fund assets are invested in corporate bonds.


TOTAL RETURNS                               12 Months Ended 12/31/00
                                            ------------------------
Short-Term Bond Fund                                           7.84%
Merrill Lynch 1-5 Year Govt./Corp. Index                       8.88%

Looking ahead, we don't believe the current low Treasury yield levels are sustainable without additional Fed intervention and continued economic weakness.

SHORT-TERM BOND FUND


PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION
                                                             on 6/30/00      on 12/31/00
------------------------------------------------------------------------------------------
Corporate bonds                                                  44.5%           44.4%
------------------------------------------------------------------------------------------
Mortgage-backed securities                                       24.5%           22.3%
------------------------------------------------------------------------------------------
Asset-backed securities                                          18.9%           19.0%
------------------------------------------------------------------------------------------
U.S. Government obligations                                      10.3%           11.0%
------------------------------------------------------------------------------------------
Commercial paper                                                  1.7%            3.2%
------------------------------------------------------------------------------------------
Cash equivalents                                                   .1%             .1%
------------------------------------------------------------------------------------------
    Total                                                         100%            100%
==========================================================================================

                                                             on 6/30/00      on 12/31/00
------------------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY                                    2.88 years      2.98 years
------------------------------------------------------------------------------------------

YIELD
Annualized 30-day SEC yield (quoted 12/31/00)                                     6.19%
------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/00                                                       Since
                                                                             Inception
                                           1 Year          5 Years           (11/91)
------------------------------------------------------------------------------------------
Short-Term Bond Fund                         7.84%           5.83%           5.98%
------------------------------------------------------------------------------------------
Merrill Lynch 1-5 Year Corp./Gov. Index      8.88%           6.07%           6.49%
------------------------------------------------------------------------------------------

PERFORMANCE COMPARISON
   (OOO)

[LINE GRAPH]

           Homestead Short-Term          Merrill Lynch 1-5
               Bond Fund               Year Corp./Gov. Index
Nov 91         $10,000                       $10,000
Dec 92          10,842                        11,007
Dec 93          11,560                        11,792
Dec 94          11,570                        11,727
Dec 95          12,820                        13,247
Dec 96          13,482                        13,858
Dec 97          14,374                        14,850
Dec 98          15,294                        15,990
Dec 99          15,785                        16,341
Dec 00          17,022                        17,793


Comparison of the change in value of a $10,000 investment in the Fund at inception and the Merrill Lynch 1-5 Year Corp./Gov. Index. Past performance is not predictive of future performance. The Short-Term Bond Fund average annual total returns are net of any fee waivers and reimbursements.

STOCK INDEX FUND


MARKET CONDITIONS

Economic growth finally slowed during 2000. The Federal Reserve took the benchmark federal funds rate higher by 175 basis points from 4.75% in June 1999, to 6.5% in May 2000, then held steady for the balance of this reporting period year. (One basis point is .01%; one hundred basis points is 1.00%.) Gross Domestic Product declined to an annualized 2.2% in the third quarter and 1.4% in the fourth quarter. Rising energy prices, falling consumer confidence, and weak corporate sales and earnings dampened the outlook and led investors to believe a rate cut was not far off.

FUND PERFORMANCE

The Standard & Poor's 500 Stock Index returned -9.10% for the year, its worst annual showing since 1977. In general, the Index's small- and medium-sized companies outperformed large-cap issues. Unfortunately for investors this year, large-company stocks make up the lion's share of the Index because of the way the Index is constructed.


TOTAL RETURNS                           12 Months Ended 12/31/00
                                        ------------------------
Stock Index Fund                                          -9.68%
Standard & Poor's 500 Stock Index                         -9.10%

Among sectors, the Index's technology component was the worst performer (down 40% for the year). Utilities, health care and financials were the top performing groups.

Merck, Pfizer and AIG turned in the strongest gains among companies. The technology and telecommunications companies Microsoft, Lucent and AT&T were the worst performers for the year.

Your Fund is designed to track the performance of the S&P 500 Index and did so with a difference of 58 basis points for the year. The Fund manager's goal is to minimize tracking error and, over the long term, capture fully 98% of the S&P 500 Index's return before deducting for Fund expenses.

STOCK INDEX FUND


PORTFOLIO COMPOSITION

TOP HOLDINGS ON 12/31/00
                                                                             % of total
                                                          Industry          market value
-------------------------------------------------------------------------------------------
General Electric Co.                                 Electric Equipment         3.9%
-------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                            Oil                2.5%
-------------------------------------------------------------------------------------------
Pfizer, Inc.                                           Pharmaceuticals          2.4%
-------------------------------------------------------------------------------------------
Cisco Systems, Inc.                                Computers (Networking)       2.3%
-------------------------------------------------------------------------------------------
Citigroup                                       Financial Services (Banking)    2.1%
===========================================================================================


TOTAL RETURNS
period ended 12/31/00
                                                                             Since
                                                                             Inception
                                                    1 Year                   (10/99)
-------------------------------------------------------------------------------------------
Stock Index Fund                                    -9.68%                   -0.82%
-------------------------------------------------------------------------------------------
S&P 500 Index                                       -9.10%                   -0.25%
-------------------------------------------------------------------------------------------


PERFORMANCE COMPARISON
   (OOO)

[LINE GRAPH]

                Standard & Poor's     Homestead Stock
                 500 Stock Index        Index Fund
Oct 99            $10,000               $10,000
Dec 99             10,969                10,965
Dec 00              9,971                 9,904


Comparison of the change in value of a $10,000 investment in the Fund at inception and the S&P 500 Index. Past performance is not predictive of future performance. The Stock Index Fund average annual total returns are net of any fee waivers and reimbursements.

VALUE FUND


MARKET CONDITIONS

By mid-year economic growth had slowed to a crawl, the unemployment rate had eked up a bit, corporate earnings news was bleak and market pundits were beginning to wonder whether a recession was in the making. A recession, by the classic definition, is two consecutive quarters of negative GDP growth. GDP for the third quarter was an annualized 2.2% and for the fourth quarter an annualized 1.4%.

Through May, the Federal Reserve had been working to take the wind out of the economy's sails and avoid fanning inflation fires by nudging interest rates higher. In the second half of the year, they took a wait-and-see approach and left rates unchanged. As more data showed that the economy was continuing to deteriorate, the Fed stepped in to ease rates just after the close of this reporting period.

FUND PERFORMANCE & STRATEGY

In our view, investors woke up in 2000. Suddenly, it mattered that a company missed its earnings estimate. And it mattered even more when the price of its stock had risen to lofty levels. So, when technology companies disappointed, as they did this past year, investors reacted brutally by dumping the stock and sending the entire sector sharply lower.

TOTAL RETURNS                         12 Months Ended 12/31/00
                                      ------------------------
Value Fund                                               9.64%
Standard & Poor's 500 Stock Index                       -9.10%

Your Fund has avoided technology companies because they do not fit our strategy of buying companies trading at low valuations and poised for a turnaround. They are overpriced by almost any measure. Steering clear of the tech fad meant we missed a good part of last year's stock market's rally (Nasdaq Composite's '99 return was 86.13%), but it also allowed us to miss the wipeout this year (Nasdaq Composite's '00 return was -39.18%).

This year also marked a turnaround for value investing. A value strategy led a growth strategy for the year, ending growth's six-year reign. The S&P/BARRA Value Index returned 6.08% for the year, compared to -22.08% for the S&P/BARRA Growth Index.

Avoiding the weakest sectors--technology most notably--and sticking to our value approach were key reasons for the Fund's better-than-market performance. We also staked out sizable positions in the financial and energy sectors. These industry groups were market leaders this year and our overweightings (relative to the S&P 500 Stock Index) were good for performance. Among stocks, we got the biggest boost from Southwest Airlines, the Fund's largest holding. A selection of consumer staples companies, including Wendy's and Brinker (owner of Chilis and other restaurant franchises), were also strong contributors.

Most of the Fund's gains came in the fourth quarter. The Fund's price appreciated 9.18% in that three-month period alone, fully 95% of its one-year return.

VALUE FUND


PORTFOLIO COMPOSITION

TOP HOLDINGS ON 12/31/00
                                                                             % of total
                                                          Industry          market value
-------------------------------------------------------------------------------------------
Southwest Airlines                                        Airlines              4.5%
-------------------------------------------------------------------------------------------
Genuine Parts Co.                                        Auto Parts             4.2%
-------------------------------------------------------------------------------------------
Allstate Corp.                                            Insurance             4.2%
-------------------------------------------------------------------------------------------
Wendy's International, Inc.                              Restaurants            3.9%
-------------------------------------------------------------------------------------------
Texaco, Inc.                                          International Oil         3.8%
===========================================================================================

AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/00
                                                                             Since
                                                                             Inception
                            1 Year                 5 Years                   (11/90)
-------------------------------------------------------------------------------------------
Value Fund                    9.64%                 11.43%                  13.75%
-------------------------------------------------------------------------------------------
S&P 500 Index                -9.10%                 18.32%                  17.73%
-------------------------------------------------------------------------------------------

PERFORMANCE COMPARISON
        (OOO)

[LINE GRAPH]

                    Standard & Poor's        Homestead Value
                    500 Stock Index              Fund
Nov 90                 $10,000                  $10,000
Dec 91                  13,403                   11,784
Dec 92                  14,423                   13,161
Dec 93                  15,807                   15,639
Dec 94                  16,079                   16,029
Dec 95                  22,115                   21,444
Dec 96                  27,189                   25,292
Dec 97                  36,257                   32,044
Dec 98                  46,618                   34,708
Dec 99                  56,606                   33,595
Dec 00                  52,118                   36,835

Comparison of the change in value of a $10,000 investment in the Fund at inception and the S&P 500 Index. Past performance is not predictive of future performance. The Value Fund average annual total returns are net of any fee waivers and reimbursements.

SMALL COMPANY STOCK FUND

MARKET CONDITIONS

The U.S. economy ran out of gas in 2000, prompting the Federal Reserve to step in just after the close of this reporting period to ease rates and make more money available to borrowers.

FUND PERFORMANCE & STRATEGY

After six years of falling behind a growth strategy, your Fund's value approach to investing finally won the race. Value stocks, especially small-cap value stocks, were 2000's performance leaders. The Russell 2000 Value Index returned 22.81% for the year, while the Russell 2000 Growth Index lost about as much ground with a return of -22.44%. This was an ideal investment climate for your Fund.

TOTAL RETURNS                   12 Months Ended 12/31/00
                                ------------------------
Small Company Stock Fund                          15.21%
Russell 2000 Stock Index                          -3.02%

Energy was your Fund's best-performing sector. Top stock picks included Questar, a Utah-based natural gas producer and distributor, and Helmerich & Payne, an oil and gas producer. Stock selection within the consumer-related sector was also an important factor in our better-than-index results. Good gains came from among the Fund's largest holdings, including CBRL Group (Cracker Barrel restaurants), Smucker's and Alberto Culver.

The Fund's avoidance of new dot-com stocks was also a factor in our better relative performance. The dot-com sector imploded this year, and we were pleased to have not participated in the initial public offerings for these stocks. Instead, we focused on the more established businesses within the small-cap universe.

As was the case for our Value Fund, the fourth quarter was the Small Company Stock Fund's best performance period this year. The Fund appreciated 13.17% in the fourth quarter alone, representing 86.5% of its one-year total return.

SMALL COMPANY STOCK FUND


PORTFOLIO COMPOSITION

TOP HOLDINGS ON 12/31/00
                                                                             % of total
                                                          INDUSTRY          MARKET VALUE
-------------------------------------------------------------------------------------------
Alberto Culver Co. (ClassA)                        Cosmetics & Toiletries       5.1%
-------------------------------------------------------------------------------------------
Banta Corp.                                           Consumer Printing         4.9%
-------------------------------------------------------------------------------------------
CLARCOR, Inc.                                           Manufacturing           4.9%
-------------------------------------------------------------------------------------------
CBRL Group, Inc.                                         Restaurants            4.9%
-------------------------------------------------------------------------------------------
J.M. Smucker Co.                                       Food Processing          4.3%
-------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/00
                                                                            Since
                                                                            Inception
                                                    1 Year                  (3/98)
-------------------------------------------------------------------------------------------
Small Company Stock Fund                            15.21%                  0.69%
-------------------------------------------------------------------------------------------
Russell 2000 Index                                  -3.02%                  2.88%
-------------------------------------------------------------------------------------------

PERFORMANCE COMPARISON
        (OOO)

[LINE GRAPH]

             Russell 2000           Homestead Small
                Index              Company Stock Fund
Mar 98        $ 10,000                 $ 10,000
Dec 98           9,080                    8,898
Dec 99          11,992                    8,849
Dec 00          10,835                   10,196


Comparison of the change in value of a $10,000 investment in the Fund at inception and the Russell 2000 Index. Past performance is not predictive of future performance. The Small Company Stock Fund average annual total returns are net of any fee waivers and reimbursements.

FINANCIALS

[PHOTO]

DAILY INCOME FUND


PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2000

                                             INTEREST     MATURITY        FACE
                                               RATE         DATE         AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
COMMERCIAL PAPER (83.0% of portfolio)
A.I. Credit Corp...........................    6.50 %    01/04/01   $   950,000  $  949,485
AIG Funding, Inc. .........................    6.48      01/31/01       500,000     497,300
AIG Funding, Inc. .........................    6.49      02/01/01       442,000     439,530
American Express Credit Corp. .............    6.50      01/02/01       600,000     599,892
American Express Credit Corp. .............    6.40      01/31/01       530,000     527,173
American General Finance Corp. ............    6.52      01/09/01       420,000     419,391
American General Finance Corp. ............    6.55      01/12/01       520,000     518,959
American General Finance Corp. ............    6.52      01/23/01       780,000     776,892
Associates Corp. of N.A. ..................    6.52      01/10/01     1,100,000   1,098,207
Associates Corp. of N.A. ..................    6.57      01/19/01       600,000     598,029
Campbell Soup Co. .........................    6.50      01/24/01     1,000,000     995,847
CIT Group, Inc. ...........................    6.56      01/08/01       120,000     119,847
CIT Group, Inc. ...........................    6.57      01/08/01       570,000     569,272
CIT Group, Inc. ...........................    6.54      01/10/01       420,000     419,313
CIT Group, Inc. ...........................    6.59      01/25/01       830,000     826,354
CIT Group, Inc. ...........................    6.58      01/30/01     1,000,000     994,699
Citicorp ..................................    6.56      01/10/01     1,000,000     998,360
Citicorp ..................................    6.53      01/26/01     1,000,000     995,465
Coca-Cola Co. .............................    6.50      01/18/01       650,000     648,005
Coca-Cola Co. .............................    6.48      01/23/01       594,000     591,648
Coca-Cola Co. .............................    6.52      01/25/01     1,000,000     995,653
Coca-Cola Co. .............................    6.42      02/15/01       105,000     104,157
John Deere Capital Corp. ..................    6.54      01/10/01     1,000,000     998,365
John Deere Capital Corp. ..................    6.54      01/16/01       790,000     787,847
John Deere Capital Corp. ..................    6.53      01/16/01     1,300,000   1,296,463
E.I. DuPont de Nemours & Co. ..............    6.53      01/11/01       300,000     299,456
E.I. DuPont de Nemours & Co. ..............    6.55      01/29/01       242,000     240,767
Exxon Mobil Australia Pty. Ltd. ...........    6.53      01/03/01     1,000,000     999,637
Exxon Mobil Australia Pty. Ltd. ...........    6.53      01/05/01     1,000,000     999,274
Exxon Mobil Australia Pty. Ltd. ...........    6.53      01/09/01     1,000,000     998,549
Ford Motor Credit Co. .....................    6.50      01/02/01       174,000     173,968
Ford Motor Credit Co. .....................    6.62      01/04/01       100,000      99,945
Ford Motor Credit Co. .....................    6.75      01/04/01       150,000     149,916
Ford Motor Credit Co. .....................    6.55      01/04/01       220,000     219,880
Ford Motor Credit Co. .....................    6.55      01/04/01     1,000,000     999,454
Ford Motor Credit Co. .....................    6.57      01/05/01       100,000      99,927
Ford Motor Credit Co. .....................    6.60      01/05/01       150,000     149,890
Ford Motor Credit Co. .....................    6.58      01/26/01       100,000      99,543
General Electric Capital Corp. ............    6.53      01/03/01       300,000     299,891
General Electric Capital Corp. ............    6.57      01/11/01       100,000      99,818
General Electric Capital Corp. ............    6.60      01/16/01       100,000      99,725
General Electric Capital Corp. ............    6.54      01/18/01       240,000     239,259

DAILY INCOME FUND

DECEMBER 31, 2000


                                             INTEREST     MATURITY        FACE
                                               RATE         DATE         AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
COMMERCIAL PAPER - CONTINUED
General Electric Capital Corp. ............    6.65 %    01/18/01   $   300,000  $  299,058
General Electric Capital Corp. ............    6.57      01/19/01       100,000      99,672
General Electric Capital Corp. ............    6.60      01/23/01       149,000     148,399
General Electric Capital Corp. ............    6.65      01/24/01       124,000     123,473
General Electric Capital Corp. ............    6.53      01/24/01       200,000     199,166
General Electric Capital Corp. ............    6.65      01/25/01       200,000     199,113
General Electric Capital Corp. ............    6.60      01/30/01       200,000     198,937
General Electric Capital Corp. ............    6.55      01/30/01       284,000     282,502
General Electric Capital Corp. ............    6.62      02/09/01       250,000     248,207
General Motors Acceptance Corp. ...........    6.60      01/18/01       500,000     498,442
General Motors Acceptance Corp. ...........    6.58      01/18/01       730,000     727,732
General Motors Acceptance Corp. ...........    6.57      01/19/01     1,000,000     996,715
General Motors Acceptance Corp. ...........    6.60      01/24/01       100,000      99,578
General Motors Acceptance Corp. ...........    6.55      02/12/01       290,000     287,784
Hewlett-Packard Co. .......................    6.50      01/08/01       226,000     225,714
Hewlett-Packard Co. .......................    6.57      01/09/01     1,000,000     998,540
Household Finance Corp. ...................    6.50      01/02/01     1,000,000     999,819
IBM Credit Corp. ..........................    6.53      01/11/01       720,000     718,694
IBM Credit Corp. ..........................    6.52      01/24/01     1,350,000   1,344,377
Johnson & Johnson .........................    6.50      01/16/01       442,000     440,803
Merrill Lynch & Co., Inc. .................    6.55      01/08/01       612,000     611,221
Merrill Lynch & Co., Inc. .................    6.53      01/18/01       483,000     481,511
Merrill Lynch & Co., Inc. .................    6.50      01/22/01     1,050,000   1,046,019
Merrill Lynch & Co., Inc. .................    6.53      02/07/01       455,000     451,946
Northern Illinois Gas Co. .................    6.40      02/01/01       900,000     895,040
Northern Illinois Gas Co. .................    6.45      02/01/01     2,000,000   1,988,892
Philip Morris Cos., Inc. ..................    6.57      01/11/01     1,900,000   1,896,533
Philip Morris Cos., Inc. ..................    6.55      01/16/01       100,000      99,727
Philip Morris Cos., Inc. ..................    6.62      01/16/01       231,000     230,363
Philip Morris Cos., Inc. ..................    6.60      01/16/01       800,000     797,800
Prudential Funding Corp. ..................    6.56      01/09/01       469,000     468,316
Prudential Funding Corp. ..................    6.58      01/11/01       600,000     598,903
Prudential Funding Corp. ..................    6.58      01/12/01     1,000,000     997,989
Prudential Funding Corp. ..................    6.51      01/25/01       700,000     696,962
Prudential Funding Corp. ..................    6.50      01/29/01       259,000     257,691
Schering-Plough Corp. .....................    6.55      01/11/01       300,000     299,454
Schering-Plough Corp. .....................    6.51      01/11/01       400,000     399,277
Schering-Plough Corp. .....................    6.50      01/11/01     1,300,000   1,297,653
Schering-Plough Corp. .....................    6.48      01/12/01       900,000     898,218
Texaco, Inc. ..............................    6.54      01/09/01       328,000     327,523
Texaco, Inc. ..............................    6.50      01/29/01       780,000     776,057
Transamerica Finance Corp. ................    6.56      01/17/01     1,900,000   1,894,460

DAILY INCOME FUND

DECEMBER 31, 2000


                                             INTEREST     MATURITY        FACE
                                               RATE         DATE         AMOUNT        VALUE
------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - CONTINUED
Transamerica Finance Corp. ................    6.49 %    01/29/01   $   750,000  $   746,214
Wells Fargo Financial, Inc. ...............    6.56      01/02/01       600,000      599,891
Wells Fargo Financial, Inc. ...............    6.55      01/31/01       950,000      944,814
------------------------------------------------------------------------------------------------
    Total Commercial Paper (Cost $52,874,251)...................................  52,874,251
------------------------------------------------------------------------------------------------
CORPORATE NOTES (11.9% of portfolio)
American Express Credit Corp. .............    8.50      08/15/01        85,000       85,874
American Express Credit Corp. .............    6.75      06/01/01        25,000       24,967
American General Finance Corp. ............    5.75      11/23/01        60,000       59,489
Associates Corp. of N.A. ..................    5.85      01/15/01        45,000       44,977
Associates Corp. of N.A. ..................    5.60      01/15/01       115,000      114,928
Associates Corp. of N.A. ..................    6.63      05/15/01        25,000       24,961
Associates Corp. of N.A. ..................    6.70      05/29/01        65,000       64,916
Baltimore Gas & Electric Co. ..............    8.38      08/15/01        50,000       50,462
CIT Group, Inc. ...........................    5.85      02/05/01        11,000       10,984
CIT Group, Inc. ...........................    6.25      03/28/01        15,000       14,965
Citicorp...................................    5.63      02/15/01     1,000,000      998,535
Ford Motor Credit Co. .....................    5.75      01/25/01        74,000       73,933
Ford Motor Credit Co. .....................    5.99      02/27/01       100,000       99,865
Ford Motor Credit Co. .....................    5.75      02/28/01        10,000        9,978
Ford Motor Credit Co. .....................    6.69      03/21/01       200,000      200,038
General Electric Capital Corp. ............    8.38      03/01/01        25,000       25,049
General Motors Acceptance Corp. ...........    6.60      01/17/01        90,000       89,983
General Motors Acceptance Corp. ...........    5.63      02/15/01        80,000       79,848
General Motors Acceptance Corp. ...........    7.13      05/01/01        10,000       10,002
General Motors Acceptance Corp. ...........    5.85      06/05/01        25,000       24,886
General Motors Acceptance Corp. ...........    6.75      06/05/01        45,000       44,961
General Motors Acceptance Corp. ...........    6.52      06/14/01        15,000       14,988
General Motors Acceptance Corp. ...........    6.85      06/14/01        60,000       60,017
Household Finance Corp. ...................    8.38      11/15/01        50,000       50,664
IBM Credit Corp. ..........................    5.76      05/15/01     1,010,000    1,006,544
Merrill Lynch & Co., Inc. .................    6.00      01/15/01        90,000       89,954
Merrill Lynch & Co., Inc. .................    6.00      03/01/01       320,000      319,563
Morgan Stanley Dean Witter & Co. ..........    5.25      02/08/01     1,045,000    1,043,279
Morgan Stanley Dean Witter & Co. ..........    5.88      02/28/01       100,000       99,830
Morgan Stanley Dean Witter & Co. ..........    6.50      03/30/01     1,070,000    1,069,360
Morgan Stanley Dean Witter & Co. ..........    9.38      06/15/01       200,000      202,191
Morgan Stanley Dean Witter & Co. ..........    8.88      10/15/01        25,000       25,402
Norwest Financial, Inc. ...................    6.20      02/15/01     1,075,000    1,074,055
Norwest Financial, Inc. ...................    5.50      03/19/01        50,000       49,838
Transamerica Finance Corp. ................    6.13      11/01/01        40,000       39,791
Transamerica Finance Corp. ................    6.80      12/14/01       290,000      289,656
------------------------------------------------------------------------------------------------
    Total Corporate Notes (Cost $7,588,733) ...................................    7,588,733
------------------------------------------------------------------------------------------------

DAILY INCOME FUND

DECEMBER 31, 2000


                                             INTEREST     MATURITY        FACE
                                               RATE         DATE         AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (5.0% of portfolio)
Federal Farm Credit Bank...................    5.70 %    01/02/01    $    5,000  $    5,000
Federal Farm Credit Bank...................    5.36      01/26/01        10,000       9,989
Federal Farm Credit Bank...................    5.13      04/02/01       325,000     323,717
Federal Home Loan Bank.....................    5.50      01/10/01        10,000       9,996
Federal Home Loan Bank.....................    5.62      01/12/01        30,000      29,988
Federal Home Loan Bank.....................    5.06      01/19/01        35,000      34,968
Federal Home Loan Bank.....................    4.81      01/22/01        15,000      14,980
Federal Home Loan Bank.....................    5.57      01/22/01        20,000      19,984
Federal Home Loan Bank.....................    4.88      01/26/01        60,000      59,919
Federal Home Loan Bank.....................    5.42      01/29/01        10,000       9,987
Federal Home Loan Bank.....................    5.49      02/01/01        35,000      34,957
Federal Home Loan Bank.....................    6.40      02/09/01        40,000      39,976
Federal Home Loan Bank.....................    5.38      03/02/01       150,000     149,654
Federal Home Loan Bank.....................    5.63      03/19/01       215,000     214,493
Federal Home Loan Bank.....................    5.33      03/20/01        50,000      49,864
Federal Home Loan Bank.....................    6.36      03/21/01        15,000      14,983
Federal Home Loan Bank.....................    5.76      03/23/01        35,000      34,915
Federal Home Loan Bank.....................    5.60      03/26/01        65,000      64,840
Federal Home Loan Bank.....................    5.58      04/09/01       400,000     398,883
Federal Home Loan Mortgage Corp. ..........    5.00      02/15/01     1,149,000   1,146,635
Federal National Mortgage Assn.............    5.81      01/16/01        10,000       9,994
Federal National Mortgage Assn.............    4.87      01/29/01        20,000      19,969
Federal National Mortgage Assn.............    6.47      02/16/01       100,000      99,945
Federal National Mortgage Assn.............    6.42      03/13/01       400,000     399,849
-----------------------------------------------------------------------------------------------
    Total U.S. Government Agency Obligations (Cost $3,197,485)..........          3,197,485
-----------------------------------------------------------------------------------------------

CORPORATE MASTER NOTE (0.1% of portfolio)
Associates Corp. of North America..........    6.01 (a)                  63,000      63,000
-----------------------------------------------------------------------------------------------
    Total Corporate Master Note (Cost $63,000)                                       63,000
-----------------------------------------------------------------------------------------------

MONEY MARKET ACCOUNT
State Street Bank and Trust SSgA Fund......    6.31 (b)                               2,630
-----------------------------------------------------------------------------------------------
    Total Money Market Account (Cost $2,630)............................              2,630
-----------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES (COST $63,726,099) - 100%...............        $63,726,099
===============================================================================================



 (a)  Variable coupon rate as of December 31, 2000.
 (b)  One day yield at December 31, 2000.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM GOVERNMENT SECURITIES FUND


PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2000


                                             INTEREST     MATURITY        FACE
                                               RATE         DATE         AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (13.8% of portfolio)
Government Export Trust 93-1...............    6.00 %    03/15/05    $  354,167  $  352,789
Guaranteed Export Certificates 93-C........    5.20      10/15/04       872,178     853,670
Guaranteed Export Certificates 93-D........    5.23      05/15/05       344,681     337,949
Guaranteed Export Certificates 95-B........    6.13      06/15/04       123,529     124,028
Guaranteed Trade Trust 92-A................    7.02      09/01/04       216,667     221,164
Small Business Administration 92-10 A......    6.70      01/01/02        17,717      17,702
Small Business Administration 92-10 C......    7.15      09/01/02        13,380      13,492
Small Business Investment Companies 95-10..    6.88      09/01/05       866,313     879,039
Small Business Investment Companies 99-10..    6.24      03/10/09     1,000,000     983,900
-----------------------------------------------------------------------------------------------
    Total Asset Backed Securities (Cost $3,773,226)............................   3,783,733
-----------------------------------------------------------------------------------------------

MORTGAGE BACKED SECURITIES (22.2% of portfolio)
GNMA #1928.................................    7.00      11/20/09        70,333      71,459
GNMA #5144.................................    7.25      11/15/04        64,579      64,877
GNMA #780336...............................    6.50      02/15/11       128,806     130,111
GNMA #80058................................    7.38      04/20/27       115,578     116,658
GNMA #8054.................................    7.13      10/20/22       121,574     122,476
GNMA #8215.................................    7.38      04/20/17        71,327      71,979
GNMA #8393.................................    7.75      08/20/18        79,073      80,265
GNMA #8423.................................    7.38      05/20/24       136,751     138,074
GNMA #8877.................................    7.38      05/20/26       100,452     101,396
GNMA 00-1..................................    7.50      12/20/23       500,000     509,257
GNMA 94-1..................................    7.63      08/16/23        99,000      98,448
GNMA 96-26.................................    7.00      12/16/20       123,772     123,439
GNMA 96-5..................................    7.00      11/16/20       157,847     158,802
GNMA 97-18.................................    6.90      02/20/23       187,489     188,209
GNMA 97-19.................................    7.00      02/20/24       253,617     254,741
GNMA 97-4 B................................    7.00      08/20/26       109,269     108,483
GNMA 97-8..................................    7.00      05/16/23       500,000     501,390
GNMA 98-1..................................    7.00      05/20/25       109,085     109,317
GNMA 98-5..................................    6.75      02/20/25       327,234     327,069
GNMA 99-27.................................    7.50      08/16/27       805,057     818,980
Vendee Mortgage Trust 92-2.................    7.00      05/15/08     1,000,000   1,012,559
Vendee Mortgage Trust 95-3.................    7.25      06/15/04       250,000     254,960
Vendee Mortgage Trust 97-1.................    7.50      09/15/17       276,463     276,925
Vendee Mortgage Trust 98-3.................    6.50      05/15/15       258,704     258,746
Vendee Mortgage Trust 99-2.................    6.50      04/15/14       174,781     174,764
-----------------------------------------------------------------------------------------------
    Total Mortgage Backed Securities (Cost $6,024,863).........................   6,073,384
-----------------------------------------------------------------------------------------------

U. S. GOVERNMENT AND AGENCY OBLIGATIONS (60.4% of portfolio)
Banco Centroamericano Promissory Note......    5.78      05/30/01        59,168      59,071
Interlake Steamship Co. ...................    5.45      07/15/01       142,000     141,615
Nafinsa Export/Import Trust (a)............    6.79      08/01/04       200,000     200,272
National Archives Facility Trust...........    8.50      09/01/19        67,305      77,628

SHORT-TERM GOVERNMENT SECURITIES FUND

DECEMBER 31, 2000


                                             INTEREST     MATURITY        FACE
                                               RATE         DATE         AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
U. S. GOVERNMENT AND AGENCY OBLIGATIONS - CONTINUED
PEFCO Finance Corp. (a)....................    5.31 %    11/15/03    $1,000,000  $  979,590
Private Export Funding Corp. ..............    8.35      01/31/01       390,000     390,622
Private Export Funding Corp. ..............    5.50      03/15/01       145,000     144,789
Private Export Funding Corp. ..............    8.40      07/31/01       235,000     238,078
Private Export Funding Corp. ..............    7.30      01/31/02       480,000     487,723
Private Export Funding Corp. ..............    5.65      03/15/03        85,000      84,095
Private Export Funding Corp. ..............    5.48      09/15/03       392,400     387,244
Private Export Funding Corp. ..............    6.86      04/30/04       227,500     235,673
Smith Enron Shipbuilding...................    5.97      12/15/06        80,000      79,360
U.S. Department of Housing and Urban
  Development..............................    6.36      08/01/04        30,000      30,640
U.S. Treasury Bill.........................    5.66      03/29/01     1,250,000   1,232,902
U.S. Treasury Bill.........................    5.53      05/17/01     2,500,000   2,447,772
U.S. Treasury Note.........................    4.88      03/31/01     1,250,000   1,246,287
U.S. Treasury Note.........................    6.38      03/31/01       550,000     550,537
U.S. Treasury Note.........................    5.88      11/30/01     2,600,000   2,607,108
U.S. Treasury Note.........................    6.13      12/31/01     1,250,000   1,257,549
U.S. Treasury Note.........................    6.63      04/30/02     3,000,000   3,047,346
U.S. Treasury Note.........................    6.00      07/31/02       100,000     101,061
U.S. Treasury Note.........................    5.50      01/31/03       500,000     503,495
-----------------------------------------------------------------------------------------------
    Total U.S. Government and Agency Obligations (Cost $16,516,918)............  16,530,457
-----------------------------------------------------------------------------------------------

MUNICIPAL BONDS (1.2% of portfolio)
Albany NY Industrial Development Authority.    7.29      08/01/04       160,000     163,000
Fairfax County VA Redevelopment &
  Housing Authority........................    7.29      08/01/04       155,000     158,024
-----------------------------------------------------------------------------------------------
    Total Municipal Bonds (Cost $317,599)......................................     321,024
-----------------------------------------------------------------------------------------------

MONEY MARKET ACCOUNT (2.4% of portfolio)
Vanguard Money Market Reserves U.S. Treasury.. 5.93 (b)                             672,473
-----------------------------------------------------------------------------------------------
    Total Money Market Account (Cost $672,473).................................     672,473
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $27,305,079) - 100%...................... $27,381,071
===============================================================================================


 (a)  144A security.
 (b)  One day yield at December 31, 2000.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM BOND FUND


PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2000


                                             INTEREST     MATURITY        FACE
                                               RATE         DATE         AMOUNT       VALUE
-----------------------------------------------------------------------------------------------
CORPORATE BONDS (44.2% of portfolio)
BASIC INDUSTRIES - 6.6% ...................
  Archer Daniels Midland Co. ..............    0.00 % (a)  05/01/02  $  225,000  $  207,068
  Caterpillar, Inc. .......................    7.98        01/14/02     800,000     811,717
  Corning, Inc. ...........................    8.25        03/15/02     250,000     254,973
  Corning, Inc. ...........................    6.00        08/15/03     500,000     496,261
  Dow Chemical Co. ........................    8.63        04/01/06     150,000     166,286
  Eastman Kodak Co. .......................    9.38        03/15/03     250,000     261,625
  Exxon Capital Corp. .....................    0.00 (a)    11/15/04     200,000     158,235
  General Motors Corp. ....................    9.13        07/15/01     200,000     202,822
  Honeywell International, Inc. ...........    0.00 (a)    08/01/01     490,000     472,091
  Honeywell International, Inc. ...........    9.88        06/01/02     150,000     157,273
  Honeywell International, Inc. ...........    0.00 (a)    08/01/03     185,000     158,977
  Ingersoll - Rand Co. ....................    6.26        02/15/01     700,000     699,416
  Ingersoll - Rand Co. ....................    6.78        08/12/02     370,000     372,936
  Occidental Petroleum Corp. ..............    6.75        11/15/02   1,000,000   1,004,459
  Occidental Petroleum Corp. ..............    6.50        04/01/05     500,000     500,045
  Pharmacia Corp. .........................    5.38        12/01/01     500,000     493,821
  PHH Corp.       .........................    7.02        11/09/01   1,250,000   1,256,533
  Texaco Capital, Inc. ....................    5.50        02/11/04     250,000     245,383
  TRW Inc. ................................    6.50        06/01/02   1,000,000     980,063
  United Technologies Corp. ...............    6.40        09/15/01     500,000     499,568
  Xerox Capital Corp. PLC..................    5.75        05/15/02     500,000     352,067
-----------------------------------------------------------------------------------------------
    Total Basic Industries.....................................................   9,751,619
-----------------------------------------------------------------------------------------------

CONSUMER NON-DURABLE GOODS - 3.3%

Auto Parts
  Cooper Tire & Rubber Co. ................    7.25        12/16/02   1,000,000     956,446

Beverages
  Anheuser-Busch Cos., Inc. ...............    6.90        10/01/02   1,717,000   1,717,000

Recreation
  Walt Disney Co. (b)......................    4.20        03/15/01   1,250,000   1,244,291

Retail
  Sears Roebuck Acceptance Corp. ..........    8.17        01/14/02     100,000     101,107
  Sears Roebuck Acceptance Corp. ..........    6.80        10/09/02     900,000     907,624
-----------------------------------------------------------------------------------------------
    Total Consumer Non-Durable Goods...........................................   4,926,468
-----------------------------------------------------------------------------------------------

SHORT-TERM BOND FUND

DECEMBER 31, 2000


                                             INTEREST     MATURITY        FACE
                                               RATE         DATE         AMOUNT       VALUE
-----------------------------------------------------------------------------------------------

FINANCE - 15.3%

Banks
  Barclays N.A. Capital Corp. .............    9.75 %    05/15/21    $  306,000  $  321,508
  Capital One Bank.........................    7.00      04/30/01       200,000     200,319
  CITICORP.................................    6.50      09/16/01        75,000      75,177
  First Chicago Corp. .....................    6.88 (c)  07/28/03       175,000     174,785
  First Interstate Bancorp. ...............   10.83      03/19/01       725,000     731,439
  Fleet National Bank......................    6.78 (c)  07/31/02       315,000     315,019
  National City Bank of Cleveland..........    7.10      09/25/12       800,000     779,885
  NationsBank Corp. .......................    6.83      11/10/05     1,000,000   1,006,817
  NationsBank Corp. .......................    7.23      08/15/12       200,000     195,503

Financial Services
  American Express Credit Corp. ...........    7.45 (c)  08/10/05     1,100,000   1,113,243
  Associates Corp. of North America........    6.00      06/15/01     1,995,000   1,990,902
  Beneficial Corp. ........................    9.50      03/08/01       450,000     452,416
  CIT Group, Inc. .........................    5.50      10/15/01     1,250,000   1,241,119
  CIT Group, Inc. .........................    7.38      03/15/03       500,000     505,667
  GATX Capital Corp. ......................    6.36      12/16/02       450,000     437,138
  Geico Corp. .............................    9.15      09/15/21       650,000     690,609
  General Electric Capital Corp. ..........    5.50      11/01/01       153,000     152,119
  General Motors Acceptance Corp. .........    5.50      01/14/02       500,000     496,637
  Heller Financial, Inc. ..................    7.50      08/23/02     1,000,000   1,011,787
  Household Finance Corp. .................    6.08      03/08/06       357,500     350,947
  Household Finance Corp. .................    6.13      07/15/12       820,000     816,244
  Norwest Financial Inc. ..................    5.50      03/19/01     1,000,000     997,539
  Rollins Truck Leasing Corp. .............    7.00      03/15/01     1,000,000     997,855
  Transamerica Financial Corp. ............    6.60      03/20/01       250,000     249,724
  Transamerica Financial Corp. ............    6.13      11/01/01       750,000     748,988
  Xtra, Inc................................    7.80      02/03/03       500,000     510,412

Insurance
  Liberty Mutual Capital Corp. (b).........    7.98      12/01/02       500,000     516,125
  Liberty Mutual Capital Corp. (b).........    8.10      01/14/05     1,250,000   1,306,922
  St. Paul Co., Inc. ......................    6.40      08/18/03       500,000     500,562
  St. Paul Co., Inc. ......................    7.18      05/05/04       350,000     358,106

Security & Commodity Brokers
  Goldman Sachs Group......................    5.90      01/15/03     1,000,000     991,568
  Lehman Brothers, Inc. ...................    6.00      02/26/01       500,000     499,599
  Merrill Lynch & Co. .....................    5.71      01/15/02     1,250,000   1,245,365
  Salomon, Inc. ...........................    7.30      05/15/02       400,000     405,887
-----------------------------------------------------------------------------------------------
    Total Finance..............................................................  22,387,932
-----------------------------------------------------------------------------------------------

SHORT-TERM BOND FUND

DECEMBER 31, 2000


                                             INTEREST     MATURITY        FACE
                                               RATE         DATE         AMOUNT       VALUE
-----------------------------------------------------------------------------------------------

TRANSPORTATION - 6.2%

Railroad
  Burlington Northern & Santa Fe Railway...    5.51 %    05/01/01    $1,000,000  $  995,511
  CSX Corp. ...............................    5.45      04/15/01     1,250,000   1,244,746
  CSX Corp. ...............................    6.55      03/15/02       725,000     725,945
  Norfolk Southern Corp. ..................    6.40      06/15/01       500,000     499,797
  Norfolk Southern Corp. ..................    5.37      07/15/04       900,000     874,707
  Union Pacific Co. .......................    6.12      02/01/04       775,000     762,422
  Union Pacific Railroad Co. ..............    7.06      05/15/03     1,400,000   1,408,470
  Union Tank Car Co. ......................    6.00      03/15/02     1,500,000   1,498,806
  Union Tank Car Co. ......................    6.63      10/03/04     1,000,000   1,016,596
-----------------------------------------------------------------------------------------------
    Total Transportation.......................................................   9,027,000
-----------------------------------------------------------------------------------------------

UTILITIES - 12.8%

Electric & Gas
  Cleveland Electric Illuminating Co. ....     7.63      08/01/02       100,000     101,586
  Connecticut Light & Power Co. ..........     7.75      06/01/02       335,000     340,676
  Connecticut Light & Power Co. ..........     7.88      10/01/24       230,000     232,125
  Detroit Edison Co. .....................     5.93 (c)  08/15/34     1,000,000     998,651
  DTE Capital Corp. (b)...................     6.17      06/15/38       915,000     903,489
  Duke Capital Corp. .....................     7.25      10/01/04     1,000,000   1,030,287
  Duquesne Light Co.......................     6.63      06/15/04       182,000     179,521
  Energy Acquisition Corp. ...............     6.15      03/01/02     1,000,000   1,002,450
  Florida Power and Light Co. ............     6.63      02/01/03       200,000     200,282
  Illinois Power Co. .....................     6.25      07/15/02       500,000     497,078
  Jersey Central Power & Light Co. MBIA...     7.13      10/01/04       500,000     500,698
  Michigan Consolidated Gas Co. ..........     5.75      05/01/01       651,000     649,852
  National Fuel Gas Co. ..................     7.30      02/18/03       500,000     505,980
  National Fuel Gas Co. ..................     6.21      08/12/27       700,000     696,642
  New Orleans Public Service Co. .........     7.00      03/01/03       500,000     505,750
  Niagara Mohawk Power Corp. .............     5.88      09/01/02     1,000,000     992,540
  Northern Illinois Gas Co.  .............     6.45      08/01/01       210,000     209,966
  Northern Indiana Public Service Co. ....     7.50      04/01/02       848,000     849,230
  Northern Indiana Public Service Co. ....     7.53      07/08/15       500,000     495,769
  Potomac Electric Power Co. .............     5.00      09/01/02       650,000     632,125
  Potomac Electric Power Co. .............     6.00      04/01/04     1,500,000   1,499,399
  Public Service Company of Colorado......     6.00      01/01/01       405,000     405,000
  Public Service Electric & Gas Co. ......     7.19      09/06/02       500,000     508,435
  Tampa Electric Co. .....................     7.38      09/01/02     1,000,000   1,017,891
  Washington Gas & Light Co. .............     6.50      02/24/23       500,000     500,786

Telephone
  NYNEX Corp. ............................     9.55      05/01/10       145,324     159,602
  Pacific Telephone & Telegraph Co. ......     6.00      11/01/02       676,000     672,171

SHORT-TERM BOND FUND

DECEMBER 31, 2000


                                             INTEREST     MATURITY        FACE
                                               RATE         DATE         AMOUNT        VALUE
------------------------------------------------------------------------------------------------

Telephone - continued
  Pacific Telephone & Telegraph Co. ......     6.50 %    07/01/03   $ 1,414,000  $ 1,413,855
  Southwestern Bell Telephone Co. ........     5.88      06/01/03       500,000      495,156
  Southwestern Bell Telephone Co. ........     5.75      09/01/04       500,000      485,905
------------------------------------------------------------------------------------------------
    Total Utilities............................................................   18,682,897
------------------------------------------------------------------------------------------------
    Total Corporate Bonds (Cost $63,787,843)...................................   64,775,916
------------------------------------------------------------------------------------------------

FOREIGN BONDS (0.2% of portfolio)
Hydro-Quebec .............................     6.50      07/16/03       100,000      100,788
Hydro-Quebec .............................     6.27      01/03/26        80,000       80,315
Trans-Canada Pipelines....................     6.77      04/30/01       150,000      149,804
------------------------------------------------------------------------------------------------
    Total Foreign Bonds (Cost $327,329)........................................      330,907
------------------------------------------------------------------------------------------------

ASSET BACKED SECURITIES (19.0% of portfolio)
ACLC Franchise Loan Receivables Trust
  97-B (b)................................     6.73      04/15/14     1,062,301    1,021,136
Americredit Automobile Receivables Trust
  98-B....................................     6.06      12/12/02       432,038      432,025
Americredit Automobile Receivables Trust
  99-A....................................     5.88      12/05/05     1,850,000    1,852,071
Arcadia Automobile Receivables Trust 97-C.     6.55      06/15/05       440,000      442,147
Arcadia Automobile Receivables Trust 98-B
  A3......................................     5.95      11/15/02        73,412       73,375
Arcadia Automobile Receivables Trust
  98-B A4.................................     6.00      11/15/03     1,250,000    1,250,737
Arcadia Automobile Receivables Trust 99-A.     6.12      12/15/06     1,500,000    1,507,409
Auto Leasing Investors 97-A5 (b)..........     6.08      02/13/04       725,000      722,731
Banc One Auto Grantor Trust 97-A..........     6.27      11/20/03        56,061       56,088
Bank Boston Marine Trust 97-2   ..........     6.82      04/15/13       183,000      188,034
Capital Auto Receivables Asset Trust 99-1.     5.58      06/15/02       342,329      341,853
Centerior Energy Receivables Master Trust
  96-1....................................     7.20      04/15/02        90,000       90,436
Chase Manhattan CC Master Trust 96-3......     7.04      02/15/05       200,000      200,558
Chase Manhattan Grantor Trust 92-4........     5.80      02/17/03        88,159       88,033
CIT RV Trust 94-A.........................     4.90      07/15/09        52,775       51,677
CIT RV Trust 98-A.........................     6.09      02/15/12       850,000      855,978
Citibank Credit Card Master Trust 96-1....     0.00 (a)  02/07/03       340,000      337,688
Citibank Credit Card Master Trust 97-3....     6.84      02/10/04       800,000      800,168
Copelco Capital Funding Corp. 96-A........     6.34      07/20/04        45,634       45,637
Copelco Capital Funding Corp. 97-A........     6.47      04/20/05       283,327      283,725
CPS Auto Trust 97-2.......................     6.65      10/15/02        42,394       42,412
CPS Auto Trust 98-1.......................     6.00      08/15/03       896,590      894,429
CTB Auto Grantor Trust 97-A (b)...........     6.50      09/15/03       197,038      196,916
Discover Card Trust 97-2..................     6.79      04/16/10     1,767,448    1,795,867
Discover Card Trust 99-2..................     5.90      10/15/04     1,500,000    1,498,837
Felco Funding II LLC 98-1 (b).............     5.98      09/15/01        29,986       29,979
First Bank Corporate Card Master Trust
  97-1....................................     6.40      02/15/03        70,000       70,312
First Merchants Auto Trust 96-C...........     6.15      07/15/01         6,439        6,437
First Security Auto Grantor Trust 97-B....     6.10      04/15/03        76,453       76,441

SHORT-TERM BOND FUND

DECEMBER 31, 2000


                                             INTEREST     MATURITY        FACE
                                               RATE         DATE         AMOUNT        VALUE
------------------------------------------------------------------------------------------------

ASSET BACKED SECURITIES - CONTINUED
First Security Auto Grantor Trust 98-A....     5.97 %    04/15/04    $  329,500  $  329,332
First Security Auto Grantor Trust 99-1....     5.58      06/15/03       245,180     244,748
Fleetwod Credit Corp. Trust 96-A..........     6.75      10/17/11       202,915     202,568
Franklin Auto Trust 98-1..................     5.65      01/17/06     1,000,000     997,780
Green Tree Lease Finance 98-1.............     5.60      07/20/02       247,220     246,740
Hyundai Auto Receivables Trust 98-A.......     6.05      07/15/04       123,781     123,747
John Deere Owner Trust 99-A...............     5.94      10/15/02     2,500,000   2,493,067
Metlife Capital Equipment Loan Trust 97-A.     6.85      05/20/08     2,558,993   2,607,742
Metris Master Trust 97-1..................     6.87      10/20/05     1,505,000   1,523,858
New Court Equipment Trust Securities 98-1.     5.24      12/20/02       156,288     155,693
NPF VI, Inc. 98-1A (b)....................     6.22      06/01/02     1,000,000     996,563
Onyx Acceptance Auto Trust Ser. 97-4......     6.30      05/15/04        45,314      45,351
Onyx Acceptance Grantor Trust 98-A. ......     5.85      08/15/02        60,039      60,017
Peachtree Franchise Loan, LLC 99-A (b)....     6.68      01/15/21       371,046     371,958
PECO Energy Transition Trust 99-A.........     5.48      03/01/03       435,887     434,767
Pemex Finance LTD (b).....................     6.13      11/15/03       400,000     398,108
PNC Student Loan Trust I 97-2.............     6.45      01/25/02       217,500     217,406
PNC Student Loan Trust I 97-C.............     6.57      01/25/04       125,000     126,956
Railcar Trust 92-1........................     7.75      06/01/04       131,257     134,411
Sears Credit Account Master Trust 98-1....     5.80      08/15/05       300,000     299,454
Union Acceptance Corp. 98-D A3............     5.75      06/09/03        57,840      57,764
Union Acceptance Corp. 98-D A4............     5.81      03/08/04       450,000     448,376
-----------------------------------------------------------------------------------------------
    Total Asset Backed Securities (Cost $27,604,324)...........................  27,769,542
-----------------------------------------------------------------------------------------------

MORTGAGE BACKED SECURITIES (22.3% of portfolio)
Aames Mortgage Trust 98-A.................     6.90 (c)  03/15/28        69,415      69,422
Advanta Home Equity Loan Trust 92-3.......     6.05      09/25/08        78,699      78,039
Advanta Home Equity Loan Trust 93-2.......     6.15      10/25/09        39,424      39,168
Advanta Mortgage Loan Trust 93-3 A1.......     4.90      01/25/10        18,282      18,101
Advanta Mortgage Loan Trust 93-3 A3.......     4.75      02/25/10           519         516
Advanta Mortgage Loan Trust 93-4..........     5.70      03/25/25       159,860     157,237
Advanta Mortgage Loan Trust 94-1 A1.......     6.30      07/25/25       320,601     319,300
Advanta Mortgage Loan Trust 94-1 A2.......     6.30      07/25/25       377,495     376,838
American Business Financial Services 96-2.     7.53      02/15/28       234,949     236,814
American Business Financial Services 99-1.     6.58      05/25/30     1,412,891   1,414,728
Amresco Residential Securities Mortgage
  Loan Trust 96-3.........................     7.55      02/25/23        25,860      25,775
Chase Mortgage Finance Corp. 93-G.........     7.00      04/25/01         4,911       4,887
Chase Mortgage Finance Corp. 93-N.........     6.75      11/25/24       201,750     201,393
Chase Mortgage Finance Corp. 94-B.........     6.75      02/25/25       183,426     182,681
Chase Mortgage Finance Corp. 94-L.........     7.50      11/25/10       250,000     253,618
Chase Mortgage Finance Corp. 98-S4........     6.90      08/25/28       691,099     674,803
Chemical Mortgage Acceptance Corp. 88-2...     7.84 (c)  05/25/18       150,009     149,837

SHORT-TERM BOND FUND

DECEMBER 31, 2000


                                             INTEREST     MATURITY        FACE
                                               RATE         DATE         AMOUNT        VALUE
------------------------------------------------------------------------------------------------

MORTGAGE BACKED SECURITIES - CONTINUED
Citibank N.A. 86-4........................    10.00 %    11/25/16    $   68,840  $   68,554
CITICORP Mortgage Securities, Inc. 88-11..     7.69 (c)  08/25/18       404,991     403,335
CITICORP Mortgage Securities, Inc. 88-17..     7.77 (c)  11/25/18       436,590     434,800
CITICORP Mortgage Securities, Inc. 92-16..     7.50      09/25/22        23,789      23,733
CITICORP Mortgage Securities, Inc. 98-6...     6.80      07/25/28       171,452     168,786
CITICORP Mortgage Trust 3.................     9.00      01/25/20       100,000      99,539
CMC Securities Corp. 92-D.................     7.95 (c)  12/25/23        14,731      14,754
CMC Securities Corp. 93-E.................     6.50      11/25/08       903,683     901,125
CMO Trust 15..............................     5.00      03/20/18        33,607      32,270
CMO Trust 17..............................     7.25      04/20/18        24,676      24,595
CMO Trust 27..............................     7.25      04/23/17       128,289     128,280
Contimortgage Home Equity Loan Trust 95-2.     8.10      08/15/25       887,422     896,829
CoreStates Home Equity Trust 94-1.........     6.65      05/15/09       168,006     169,030
Countrywide Funding Corp. 87-2............     8.06 (c)  02/25/18       189,505     188,677
CS First Boston Mortgage Securities Corp.
  96-2....................................     6.62      09/25/09        32,024      31,864
DLJ Mortgage Acceptance Corp. 91-3........     7.78 (c)  02/20/21       542,011     539,733
DLJ Mortgage Acceptance Corp. 93-MF12.....     7.35      09/18/03       224,261     223,593
Equivantage Home Equity Loan Trust 95-2        6.85      05/25/22       147,630     147,423
Federal Deposit Insurance Credit Corp.
  96-C1...................................     6.75      05/25/26       372,356     373,144
Federal National Mortgage Association 99-8     6.50      11/25/19       668,451     650,970
Federal National Mortgage Association 00-6     8.00      01/25/30       721,034     712,378
First Alliance Mortgage Loan Trust 94-1...     5.85      04/25/25       240,484     237,212
First Alliance Mortgage Loan Trust 94-2...     7.63      07/25/25       423,095     432,665
First Alliance Mortgage Loan Trust 94-3...     7.83      10/25/25        43,676      43,584
First Greensboro Home Equity Loan Trust
  98-1....................................     6.55      12/25/29       754,298     754,857
First Plus Home Loan Trust 96-3...........     7.60      09/20/14       160,787     161,312
First Plus Home Loan Trust 97-3...........     6.86      10/10/13       198,596     198,359
First Plus Home Loan Trust 97-3...........     7.22      11/10/20     1,000,000   1,019,454
First Plus Home Loan Trust 97-4...........     6.82      10/10/18       200,000     200,962
FHLMC 1662................................     6.25      01/15/09        29,519      29,417
FHLMC 1663................................     7.00      07/15/23        12,988      12,971
FHLMC 1714................................     7.00      10/15/22        74,043      73,995
FHLMC 2035................................     6.85      12/25/27         7,149       7,084
FHLMC 218209..............................     8.50      06/01/02        15,087      15,186
Fleetwood Credit Corp. Grantor Trust 93-A.     6.00      01/15/08       105,163     104,912
FNMA REMIC 92-203.........................     6.50      11/25/07        40,987      40,785
FNMA REMIC 93-140.........................     7.00      07/25/12        53,854      54,290
FNMA REMIC 93-68 .........................     6.00      05/25/08        50,721      49,471
FNMA REMIC 94-4...........................     6.50      12/25/06         5,697       5,672
Fremont Home Loan Owners Trust 99-2.......     7.28      06/25/29     1,110,754   1,123,913
GE Capital Mortgage Services, Inc. 94-1...     6.50      03/25/24       125,000     124,724
GE Capital Mortgage Services, Inc. 94-13..     6.50      04/25/24       516,857     513,699
GE Capital Mortgage Services, Inc. 97-4...     7.50      05/25/27       335,541     334,242

SHORT-TERM BOND FUND

DECEMBER 31, 2000


                                             INTEREST     MATURITY        FACE
                                               RATE         DATE         AMOUNT        VALUE
------------------------------------------------------------------------------------------------

MORTGAGE BACKED SECURITIES - CONTINUED
GE Capital Mortgage Services, Inc. 98-8...     6.20 %    04/25/28    $1,000,000  $  987,600
GMBS Certificates 89-1....................     9.50      12/25/19        60,399      60,121
GNMA 97-18................................     6.90      02/20/23       515,595     517,574
GNMA 99-27................................     7.50      08/16/27     1,610,114   1,637,959
Green Tree Home Improvement Loan Trust
  99-E....................................     7.18      06/15/15       100,000     101,472
Housing Securities Inc. 92-EA.............     7.50      10/25/07       377,384     378,274
Housing Securities Inc. 94-1..............     7.50      03/25/09       114,358     116,867
Housing Securities Inc. 94-2..............     6.50      07/25/09       116,178     116,524
Independent National Mortgage Corp. 96-E..     6.93      05/25/26       108,532     108,002
Irwin Home Equity 97-2....................     6.77      01/15/14       515,000     518,931
Master Financial Asset Securitization
  Trust 98-2..............................     6.34      10/20/12       445,407     443,900
Mego Mortgage Home Loan Trust 97-4........     6.77      09/25/23        95,940      95,460
Merrill Lynch Mortgage Investors, Inc.
  94-A....................................     6.42 (c)  02/15/09        73,186      72,978
Morgan Stanley Capital I 97-ALIC A1B......     6.44      11/15/02       298,153     298,975
Morgan Stanley Capital I 97-ALIC A2.......     5.99      03/15/05       296,430     295,632
New Century Home Equity Loan Trust 97-NC6.     7.01      05/25/26       165,000     166,602
Nomura Asset Securities Corp. 94-4B.......     8.30      09/25/24        16,078      16,204
Norwest Asset Securities Corp. 97-10......     7.00      08/25/27       483,482     479,115
Norwest Asset Securities Corp. 98-2.......     6.50      02/25/28       259,081     255,773
Oakwood Mortgage Investors, Inc. 96-B.....     7.10      10/15/26       162,944     162,713
Prudential Home Mortgage Securities 93-9..     7.05      03/25/08        74,206      73,895
Prudential Home Mortgage Securities 93-29.     6.75      08/25/08           875         871
Residential Accredit Loans, Inc. 95-QS1...     7.50      09/25/26     1,000,000   1,007,501
Residential Accredit Loans, Inc. 98-QS1...     7.00      01/25/28       622,448     620,288
Residential Asset Securities Corp. 98-KS2.     6.24      02/25/17        93,137      92,700
Residential Asset Securities Corp. 99-KS1.     6.11      05/25/25       475,000     473,599
Residential Asset Securitization Trust
  98-A8...................................     6.75      08/25/28       448,352     447,967
Residential Funding Mortgage Securities I
  93-S25..................................     6.50      07/25/08         3,222       3,207
Residential Funding Mortgage Securities I
  99-S16..................................     6.75      01/25/13       475,313     474,124
Resolution Trust Corp. 92-2...............     7.93 (c)  08/25/21        99,644      99,195
Ryland Mortgage Securities Corp. 93-4.....     7.50      08/25/24        47,527      47,534
Salomon Brothers Mortgage Securities
  97-LB2..................................     6.82      12/25/27       162,646     164,009
Saxon Asset Securities Trust 98-2.........     6.22      03/25/18        50,180      49,952
Securitized Asset Sales, Inc. 93-8........     8.50 (c)  12/26/23        52,958      53,760
Southern Pacific Secured Assets Corp. 98-1     6.27      03/25/19       105,474     105,064
Southern Pacific Secured Assets Corp.
  98-H1...................................     6.41      01/25/29       417,392     415,632
Structured Mortgage Asset Residential
  Trust 92-10A............................     7.50 (c)  11/25/08       344,151     348,970
Structured Mortgage Asset Residential
  Trust 93-5..............................     6.58 (c)  06/25/24        43,599      43,431
TMS Home Equity Trust 93-C................     5.75      10/15/22        44,437      44,099
TMS Home Equity Trust 93-D................     5.68      02/15/09        40,255      39,796
TMS Home Equity Trust 94-D................     8.93      06/15/22       342,856     349,906
TMS Home Equity Trust 96-B A7.............     7.55      02/15/20       180,731     181,184

SHORT-TERM BOND FUND

DECEMBER 31, 2000


                                             INTEREST     MATURITY        FACE
                                               RATE         DATE         AMOUNT        VALUE
------------------------------------------------------------------------------------------------

MORTGAGE BACKED SECURITIES - CONTINUED
TMS Home Equity Trust 96-B A10............     7.03%(c)  10/15/27   $   119,443  $  122,070
TMS Home Equity Trust 96-C................     7.69      05/15/24       394,000     400,640
TMS Home Equity Trust 97-A................     7.24      05/15/27       246,276     251,549
TMS Home Equity Trust 97-C................     6.59      02/15/15       247,593     247,148
UCFC Home Equity Loan 95-A1...............     8.55      01/10/20       400,593     399,968
UCFC Home Equity Loan 96-C1...............     7.83      01/15/28       405,000     417,254
UCFC Home Equity Loan 98-A................     6.49      04/15/24       484,000     486,197
UCFC Home Equity Loan 98-B................     6.27      11/15/24       500,000     496,705
UCFC Home Equity Loan 98-C1...............     5.96      05/15/20       400,000     395,901
UCFC Manufactured Housing Contract 97-3...     6.36      02/15/11        44,972      44,809
UCFC Manufactured Housing Contract 98-2...     6.08      08/15/15       121,000     120,531
UCFC Manufactured Housing Contract 98-2...     6.16      08/15/19     1,000,000     992,550
Union Planters Mortgage Finance Corp. 98-1     6.35      01/25/28       374,647     372,848
Zions Home Refinance Loan Trust 93-1......     5.15      09/25/03        11,300      11,175
-----------------------------------------------------------------------------------------------
    Total Mortgage Backed Securities (Cost $33,416,100)........................  32,702,040
-----------------------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (11.0% of portfolio)
Banco Centroamericano Promissory Note.....     5.78      05/30/01       201,918     201,587
Chattanooga Valley Corp. .................     0.00 (a)  01/01/01       256,000     256,000
Chattanooga Valley Corp. .................     0.00 (a)  07/01/01       204,000     197,686
Federal Farm Credit Bank..................     5.90      08/06/01     1,000,000     999,007
Federal Home Loan Bank....................     6.81      09/27/04     1,000,000   1,015,642
Federal Home Loan Bank....................     7.75      02/22/05       500,000     509,845
Federal Home Loan Mortgage Corp. .........     5.87      07/16/01     2,000,000   1,996,622
Federal Home Loan Mortgage Corp. .........     6.00      01/12/04     1,250,000   1,244,028
Federal Home Loan Mortgage Corp. .........     6.82      07/06/04     1,000,000     999,993
Federal National Mortgage Assn............     5.95      03/13/02     1,500,000   1,496,691
Federal National Mortgage Assn............     6.20      07/07/03     1,250,000   1,244,525
Federal National Mortgage Assn............     6.00      03/01/04       500,000     497,548
Federal National Mortgage Assn............     6.07      05/05/04     1,750,000   1,742,058
Federal National Mortgage Assn............     6.40      06/14/04       115,000     115,839
Federal National Mortgage Assn............     7.30      08/27/04       500,000     503,631
Government Export Trust 93-1  ............     6.00      03/15/05       247,917     246,952
Small Business Administration 92-10.......     7.15      09/01/02        22,300      22,486
U.S. Treasury Note........................     6.38      03/31/01       500,000     500,489
U.S. Treasury Note........................     5.88      11/30/01     1,750,000   1,754,784
U.S. Treasury Note........................     6.00      07/31/02       500,000     505,304
-----------------------------------------------------------------------------------------------
    Total U.S. Government and Agency Obligations (Cost $16,016,982)............  16,050,717
-----------------------------------------------------------------------------------------------

SHORT-TERM BOND FUND

DECEMBER 31, 2000


                                               INTEREST     MATURITY        FACE
                                                 RATE         DATE         AMOUNT         VALUE
------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (3.2% of portfolio)
Household Financial Corp. ................       6.50 %    01/02/01    $4,623,000    $4,622,165
------------------------------------------------------------------------------------------------
    Total Commercial Paper (Cost $4,622,165).....................................     4,622,165
------------------------------------------------------------------------------------------------

CORPORATE MASTER NOTE (0.1% of portfolio)
Associates Corp. of North America.........       6.01 (c)                 100,000       100,000
------------------------------------------------------------------------------------------------
    Total Corporate Master Note (Cost $100,000)..................................       100,000
------------------------------------------------------------------------------------------------

MONEY MARKET ACCOUNT
State Street Bank & Trust SSgA Fund.......       6.31 (d)                                 3,979
------------------------------------------------------------------------------------------------
    Total Money Market Account (Cost $3,979).....................................         3,979
------------------------------------------------------------------------------------------------
    TOTAL INVESTMENTS IN SECURITIES (COST $145,878,722) - 100%...................  $146,355,266
================================================================================================

(a) Zero coupon security, purchased at a discount.
(b) 144A security.
(c) Variable coupon rate as of December 31, 2000.
(d) One day yield at December 31, 2000.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STOCK INDEX FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2000


EQUITY 500 INDEX PORTFOLIO
                                                       COST                      VALUE
----------------------------------------------------------------------------------------

Common Stock - 97.5% .........................   $5,762,591,641          $6,915,011,592
Short-Term Instruments - 1.5%.................      106,429,032             106,429,032
----------------------------------------------------------------------------------------
    Total Investments in Securities - 99.0%...    5,869,020,673           7,021,440,624
----------------------------------------------------------------------------------------
Other Assets in Excess of Liabilities - 1.0%.........................        67,310,524
----------------------------------------------------------------------------------------
    NET ASSETS - 100.0%..............................................    $7,088,751,148
----------------------------------------------------------------------------------------

STOCK INDEX FUND TOTAL INVESTMENTS IN
SECURITIES (0.371% OF PORTFOLIO)..............      $31,810,677             $26,267,870
========================================================================================

The Stock Index Fund's ownership interest in the Equity 500 Index Portfolio as of December 31, 2000, was 0.371%. Complete details relating to the investments of the Equity 500 Index Portfolio, along with the Portfolio's audited financial statements, can be found in Appendix A and should be considered an integral part of these financial statements.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VALUE FUND


PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2000


                                                         SHARES                VALUE
-----------------------------------------------------------------------------------------

COMMON STOCKS (97.6% of portfolio)
BASIC INDUSTRIES - 7.3%

Chemicals
  Avery Dennison Corp. .......................          162,600            $  8,922,675

Forest Products
  Pope & Talbot, Inc. ........................           35,600                 598,525

Packaging/Containers
  Bemis Co., Inc. ............................          336,800              11,303,850
  Pactiv Corp. (a)............................          301,200               3,727,350
-----------------------------------------------------------------------------------------
    Total Basic Industries............................................       24,552,400
-----------------------------------------------------------------------------------------

CAPITAL GOODS - 7.1%

Construction Supplies & Fixtures
  Hughes Supply, Inc. ........................          256,800               4,606,992

Industrial Machinery
  Applied Industrial Technologies, Inc. ......          328,625               6,757,352
  Flowserve Corp. (a).........................          170,000               3,633,750
  Parker-Hannifin Corp. ......................          156,975               6,926,522

Manufacturing-Diverse
  Honeywell International Inc. ...............           40,000               1,892,500
-----------------------------------------------------------------------------------------
    Total Capital Goods...............................................       23,817,116
-----------------------------------------------------------------------------------------

CONSUMER DURABLE GOODS - 9.5%

Auto Parts
  Genuine Parts Co. ..........................          541,900              14,191,006

Household Appliances & Furnishings
  Maytag Corp. ...............................          271,400               8,769,613

Housewares
  Oneida Ltd. ................................          491,700               9,127,181
-----------------------------------------------------------------------------------------
    Total Consumer Durable Goods......................................       32,087,800
-----------------------------------------------------------------------------------------

CONSUMER NON-DURABLE GOODS - 18.5%

Drugs & Health Care
  Abbott Laboratories.........................          134,000               6,490,625
  American Home Products Corp. ...............          148,000               9,405,400
  GlaxoSmithKline PLC.........................           97,868               5,480,608

Food Processing
  J.M. Smucker Co. ...........................          207,700               5,805,215

Photography
  Eastman Kodak Co. ..........................          144,500               5,689,688

VALUE FUND

DECEMBER 31, 2000


                                                         SHARES                  VALUE
-----------------------------------------------------------------------------------------

CONSUMER NON-DURABLE GOODS - continued

Retail
  K Mart Corp. (a)............................          755,700            $  4,014,656
  Longs Drug Stores Corp. ....................          314,700               7,592,138
  May Department Stores, Inc. ................          336,250              11,012,187
  Ruddick Corp. ..............................          599,100               6,852,206
-----------------------------------------------------------------------------------------
    Total Consumer Non-Durable Goods..................................       62,342,723
-----------------------------------------------------------------------------------------

CONSUMER SERVICES - 6.9%

Restaurants
  Brinker International, Inc. (a).............          243,800              10,300,550
  Wendy's International, Inc. ................          495,200              12,999,000
-----------------------------------------------------------------------------------------
    Total Consumer Services...........................................       23,299,550
-----------------------------------------------------------------------------------------

ENERGY - 12.4%

International Oil
  BP Amoco PLC................................          183,352               8,777,976
  Chevron Corp. ..............................           85,000               7,177,188
  Texaco, Inc. ...............................          208,400              12,946,850

Oil Well Services & Equipment
  Baker Hughes, Inc. .........................          157,000               6,525,313
  Halliburton Co. ............................          176,000               6,380,000
-----------------------------------------------------------------------------------------
    Total Energy.......................................................      41,807,327
-----------------------------------------------------------------------------------------

FINANCE - 21.6%

Banks
  Bank of America Corp........................          225,100              10,326,463
  Bank One Corp. .............................          275,180              10,078,467
  BB&T Corp. .................................          149,800               5,589,413
  Chase Manhattan Corp. ......................          192,600               8,751,263
  Citigroup, Inc. ............................          210,100              10,728,231
  Commerce Bancshares, Inc. ..................           91,452               3,886,710

Insurance
  Allstate Corp. .............................          322,000              14,027,124
  Chubb Corp. ................................          111,000               9,601,500
-----------------------------------------------------------------------------------------
    Total Finance......................................................      72,989,171
-----------------------------------------------------------------------------------------

GENERAL BUSINESS - 4.3%

Business Services
  Concord EFS, Inc. (a)......................            70,000               3,075,625

VALUE FUND

DECEMBER 31, 2000


                                                         SHARES/
                                                       FACE AMOUNT               VALUE
-----------------------------------------------------------------------------------------

GENERAL BUSINESS - continued

Commercial Printing
  R.R. Donnelley & Sons Co. .................           418,300           $  11,294,100
-----------------------------------------------------------------------------------------
    Total General Business...........................................        14,369,725
-----------------------------------------------------------------------------------------

TRANSPORTATION - 4.5%

Air Travel
  Southwest Airlines Co. ....................           450,000              15,088,500
-----------------------------------------------------------------------------------------
    Total Transportation.............................................        15,088,500
-----------------------------------------------------------------------------------------

UTILITIES - 5.5%

Gas & Pipeline
  Questar Corp. .............................           339,900              10,218,243

Telephone
  BellSouth Corp. ...........................           207,000               8,474,063
-----------------------------------------------------------------------------------------
    Total Utilities..................................................        18,692,306
-----------------------------------------------------------------------------------------
    Total Common Stock (Cost $230,090,950)...........................       329,046,618
-----------------------------------------------------------------------------------------

PREFERRED STOCKS (0.2% of portfolio)
K Mart Corp., 7.75% Convertible Preferred....            25,200                 672,525
-----------------------------------------------------------------------------------------
    Total Preferred Stocks (Cost $1,281,750).........................           672,525
-----------------------------------------------------------------------------------------

COMMERCIAL PAPER (2.2% of portfolio)
Household Finance Corp., 6.50%, due 01/02/01.        $7,552,000               7,550,636
-----------------------------------------------------------------------------------------
    Total Commercial Paper (Cost $7,550,636).........................         7,550,636
-----------------------------------------------------------------------------------------

MONEY MARKET ACCOUNT
State Street Bank and Trust SSgA Fund, 6.28% (b).....................             5,661
-----------------------------------------------------------------------------------------
    Total Money Market Account (Cost $5,661).........................             5,661
-----------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES (COST $238,928,998) - 100%...........      $337,275,440
=========================================================================================


(a) Non-income producing.
(b) One day yield at December 31, 2000.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SMALL COMPANY STOCK FUND


PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2000


                                                         SHARES                 VALUE
-----------------------------------------------------------------------------------------

COMMON STOCKS  (94.3% of portfolio)
BASIC INDUSTRIES - 3.5%

Packaging/Containers
  Pactiv Corp. (a)...........................            30,000             $   371,250
-----------------------------------------------------------------------------------------
    Total Basic Industries............................................          371,250
-----------------------------------------------------------------------------------------

CAPITAL GOODS - 24.4%

Construction Supplies & Fixtures
  Hughes Supply, Inc. .......................            23,200                 416,208

Industrial Machinery
  Applied Industrial Technologies, Inc. .....            17,200                 353,675
  Flowserve Corp. (a)........................            12,500                 267,188
  Manitowoc Co., Inc. .......................             8,000                 232,000
  Regal-Beloit Corp. ........................            18,000                 307,080

Manufacturing-Diverse
  CLARCOR, Inc. .............................            25,100                 519,256
  Lydall, Inc.  (a)..........................            12,200                 105,688
  Standex International Corp. ...............            19,500                 402,187
-----------------------------------------------------------------------------------------
    Total Capital Goods..................................................     2,603,282
-----------------------------------------------------------------------------------------

CONSUMER DURABLE GOODS - 6.4%

Auto Parts
  Cooper Tire & Rubber Co. ..................            25,800                 274,125

Housewares
  Oneida Ltd. ...............................            21,700                 402,806
-----------------------------------------------------------------------------------------
    Total Consumer Durable Goods......................................          676,931
-----------------------------------------------------------------------------------------

CONSUMER NON-DURABLE GOODS - 24.3%

Cosmetics & Toiletries
  Alberto Culver Co. (Class A)...............            15,000                 546,563

Food Processing
  J.M. Smucker Co. ..........................            16,500                 461,175

Retail
  Charming Shoppes, Inc. (a).................            62,000                 372,000
  Claire's Stores, Inc. .....................            20,000                 358,750
  Longs Drug Stores, Corp. ..................            18,900                 455,963
  Ruddick Corp. .............................            35,400                 404,887
-----------------------------------------------------------------------------------------
    Total Consumer Non-Durable Goods..................................        2,599,338
-----------------------------------------------------------------------------------------

SMALL COMPANY STOCK FUND

DECEMBER 31, 2000


                                                         SHARES                  VALUE
-----------------------------------------------------------------------------------------

CONSUMER SERVICES - 4.9%

Restaurants
  CBRL Group, Inc. ..........................            28,500            $    518,344
-----------------------------------------------------------------------------------------
    Total Consumer Services..........................................           518,344
-----------------------------------------------------------------------------------------

ENERGY -  4.0%

Oil Well Services & Equipment
  Helmerich & Payne, Inc. ...................             9,700                 425,588
-----------------------------------------------------------------------------------------
    Total Energy.....................................................           425,588
-----------------------------------------------------------------------------------------

FINANCE - 10.4%

Banks
  UMB Financial Corp. .......................            11,330                 423,459
  Valley National Bancorp....................            12,500                 416,406

Insurance
  Ohio Casualty Corp. .......................            26,200                 262,000
-----------------------------------------------------------------------------------------
    Total Finance....................................................         1,101,865
-----------------------------------------------------------------------------------------

GENERAL BUSINESS - 8.2%

Business Services
  American Management Systems, Inc. .........             9,000                 178,613

Commercial Printing
  Banta Corp. ...............................            20,500                 521,110

Linen Supply
  Superior Uniform Group, Inc. ..............            20,700                 168,187
-----------------------------------------------------------------------------------------
    Total General Business...........................................           867,910
-----------------------------------------------------------------------------------------

TRANSPORTATION - 4.0%

Railroad
  Wisconsin Central Transportation Corp. (a).            28,500                 429,281
-----------------------------------------------------------------------------------------
    Total Transportation.............................................           429,281
-----------------------------------------------------------------------------------------

UTILITIES - 4.2%

Gas & Pipeline
  Questar Corp. ............................             14,700                 441,918
-----------------------------------------------------------------------------------------
    Total Utilities..................................................           441,918
-----------------------------------------------------------------------------------------
    Total Common Stock (Cost $10,021,366)............................        10,035,707
-----------------------------------------------------------------------------------------

SMALL COMPANY STOCK FUND

DECEMBER 31, 2000


                                                      FACE AMOUNT               VALUE
-----------------------------------------------------------------------------------------

COMMERCIAL PAPER (5.0% of portfolio)
Household Finance Corp., 6.50%, due 01/02/01...        $536,000                $535,903
-----------------------------------------------------------------------------------------
    Total Commercial Paper (Cost $535,903)............................          535,903
-----------------------------------------------------------------------------------------

MONEY MARKET ACCOUNT (0.7% of portfolio)
State Street Bank & Trust SSgA Fund, 6.28% (b).                                  72,660
-----------------------------------------------------------------------------------------
    Total Money Market Account (Cost $72,660).........................           72,660
-----------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES (COST $10,629,929) - 100%.............      $10,644,270
=========================================================================================


(a)  Non-income producing.
(b)  One day yield at December 31, 2000.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS & LIABILITIES

DECEMBER 31, 2000

                                                                              SHORT-TERM
                                                           DAILY INCOME       GOVERNMENT       SHORT-TERM
                                                               FUND        SECURITIES FUND      BOND FUND
----------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost:  $63,726,099;
   $27,305,079; $145,878,722)...........................     $63,726,099     $27,381,071     $146,355,266
Cash ...................................................         104,101         470,610         (306,340)
Receivables
   Dividends and interest...............................         172,229         302,323        1,714,082
   Capital shares sold..................................         251,941             183          546,897
Prepaid expenses........................................          17,790          10,858           25,956
----------------------------------------------------------------------------------------------------------
Total assets............................................      64,272,160      28,165,045      148,335,861
----------------------------------------------------------------------------------------------------------
LIABILITIES
Payables
   Investment securities purchased......................         460,995              --               --
   Accrued expenses.....................................          62,733          28,043           96,255
   Due to RE Advisers...................................          19,148          12,756           68,436
   Capital shares redeemed..............................          12,913           4,500               --
   Dividends............................................          15,095           6,820           43,448
----------------------------------------------------------------------------------------------------------
Total liabilities.......................................         570,884          52,119          208,139
----------------------------------------------------------------------------------------------------------
NET ASSETS..............................................     $63,701,276     $28,112,926     $148,127,722
==========================================================================================================
NET ASSETS CONSIST OF:
Unrealized appreciation (depreciation) of investments...     $        --     $    75,992     $    476,544
Undistributed accumulated net realized gain (loss) from
   investments and futures transactions.................              --              --         (315,241)
Paid-in-capital applicable to outstanding shares of
   63,701,276 of Daily Income Fund, 5,528,902 of
   Short-Term Government Securities Fund, and
   28,600,028 of Short-Term Bond Fund...................      63,701,276      28,036,934      147,966,419
----------------------------------------------------------------------------------------------------------
NET ASSETS..............................................     $63,701,276     $28,112,926     $148,127,722
==========================================================================================================
NET ASSET VALUE PER SHARE...............................     $      1.00     $      5.08     $       5.18
==========================================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS & LIABILITIES

DECEMBER 31, 2000

                                                                                                  SMALL
                                                           STOCK INDEX           VALUE           COMPANY
                                                               FUND               FUND          STOCK FUND
-----------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost: $31,810,677;
   $238,928,998; $10,629,929)..........................    $26,267,870       $337,275,440      $10,644,270
Cash...................................................             --                 --               --
Receivables
   Dividends and interest..............................             --            507,162           14,382
   Capital shares sold.................................          9,929             20,156            2,917
Prepaid expenses.......................................         11,739             38,669            6,026
-----------------------------------------------------------------------------------------------------------
Total assets...........................................     26,289,538        337,841,427       10,667,595
-----------------------------------------------------------------------------------------------------------
LIABILITIES
Payables
   Investment securities purchased.....................             --                 --               --
   Accrued expenses....................................         19,700             99,078           27,592
   Due to REAdvisers...................................          8,669            193,103            4,896
   Capital shares redeemed.............................         46,813            728,244              500
   Dividends...........................................            468             48,362            1,560
-----------------------------------------------------------------------------------------------------------
Total liabilities......................................         75,650          1,068,787           34,548
-----------------------------------------------------------------------------------------------------------
NET ASSETS.............................................    $26,213,888       $336,772,640      $10,633,047
===========================================================================================================
NET ASSETS CONSIST OF:
Unrealized appreciation (depreciation) of investments..    $(5,542,807)      $ 98,346,442      $    14,341
Undistributed net realized gain (loss) from
   investments and futures transactions................     (1,193,038)          (299,401)        (151,446)
Paid-in-capital applicable to outstanding shares of
   2,663,352 of Stock Index Fund, 13,271,601 of Value
   Fund, and 1,117,619 of Small Company Stock Fund.....     32,949,733        238,725,599       10,770,152
-----------------------------------------------------------------------------------------------------------
NET ASSETS.............................................    $26,213,888       $336,772,640      $10,633,047
===========================================================================================================
NET ASSET VALUE PER SHARE..............................    $      9.84       $      25.38      $      9.51
===========================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                              SHORT-TERM
                                                          DAILY INCOME        GOVERNMENT      SHORT-TERM
                                                              FUND          SECURITIES FUND   BOND FUND
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest............................................   $4,314,434          $1,777,797      $10,075,806
   Dividends...........................................           --                  --               --
----------------------------------------------------------------------------------------------------------
Total income...........................................    4,314,434           1,777,797       10,075,806
----------------------------------------------------------------------------------------------------------
Expenses
   Management fees.....................................      336,912             134,499          923,844
   Custodian and accounting fees.......................       75,654              30,844          167,306
   Shareholder servicing...............................       85,552              44,878          109,779
   Communication.......................................       21,919               8,809           32,437
   Registration expense................................       25,842              26,137           34,379
   Legal and audit fees................................       12,057               6,382           24,837
   Printing............................................       10,370               4,510           22,437
   Insurance...........................................        4,284               2,326           11,672
   Other expenses......................................        3,267               1,833            8,077
   Directors fees......................................        2,769               1,244            6,248
   Administration fees.................................           --                  --               --
----------------------------------------------------------------------------------------------------------
Total expenses.........................................      578,626             261,462        1,341,016
----------------------------------------------------------------------------------------------------------
Less fees waived by RE Advisers........................      (40,973)            (37,618)        (188,712)
----------------------------------------------------------------------------------------------------------
Net expenses...........................................      537,653             223,844        1,152,304
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME..................................    3,776,781           1,553,953        8,923,502
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments................           --               1,447         (315,241)
Net change in unrealized appreciation (depreciation)...           --             485,843        2,750,351
----------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS.........................           --             487,290        2,435,110
==========================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..   $3,776,781          $2,041,243      $11,358,612
==========================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                           SMALL
                                                          STOCK INDEX       VALUE         COMPANY
                                                              FUND           FUND        STOCK FUND
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest............................................  $        --     $   557,357     $   28,362
   Dividends...........................................      295,182       7,698,339        199,687
----------------------------------------------------------------------------------------------------
Total income...........................................      295,182       8,255,696        228,049
----------------------------------------------------------------------------------------------------
Expenses
   Management fees.....................................       13,213       2,000,105         82,259
   Custodian and accounting fees.......................          971         212,531         20,525
   Shareholder servicing...............................       34,585         383,236         52,050
   Communication.......................................       11,649         130,875         12,034
   Registration expense................................       10,249          20,675         22,584
   Legal and audit fees................................        4,754          47,164          3,511
   Printing............................................        4,544          45,353          1,805
   Insurance...........................................          807          24,256            921
   Other expenses......................................          328          18,766            960
   Directors fees......................................          816          12,693            388
   Administration fees.................................       59,221              --             --
----------------------------------------------------------------------------------------------------
Total expenses.........................................      141,137       2,895,654        197,037
----------------------------------------------------------------------------------------------------
Less fees waived by RE Advisers........................           --              --        (53,059)
----------------------------------------------------------------------------------------------------
Net expenses...........................................      141,137       2,895,654        143,978
----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME..................................      154,045       5,360,042         84,071
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments................    3,436,300        (299,401)      (151,446)
Net change in unrealized appreciation (depreciation)...   (5,904,664)     20,888,731      1,412,895
----------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS.........................   (2,468,364)     20,589,330      1,261,449
====================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..  $(2,314,319)    $25,949,372     $1,345,520
====================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGE IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                                         SHORT-TERM
                                                                         GOVERNMENT                    SHORT-TERM
                                        DAILY INCOME FUND             SECURITIES FUND                  BOND FUND
---------------------------------------------------------------------------------------------------------------------------
                                        2000          1999           2000          1999           2000             1999
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income.............  $ 3,776,781   $ 2,877,124    $ 1,553,953   $ 1,436,046    $  8,923,502    $  9,043,927
Net realized gain (loss)
   on investments.................           --            --          1,447         7,990        (315,241)         41,847
Net change in unrealized
   appreciation (depreciation)....           --            --        485,843      (569,413)      2,750,351      (3,686,363)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
   assets from operations.........    3,776,781     2,877,124      2,041,243       874,623      11,358,612       5,399,411
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income.............   (3,776,781)   (2,877,124)    (1,553,953)   (1,436,046)     (8,923,502)     (9,043,927)
Net realized gain
   on investments.................           --            --         (1,447)       (7,990)             --         (41,847)
---------------------------------------------------------------------------------------------------------------------------
Total distributions
   to shareholders................   (3,776,781)   (2,877,124)    (1,555,400)   (1,444,036)     (8,923,502)     (9,085,774)
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS, NET...      (32,710)    5,156,838    (6,832,412)    11,098,783     (26,001,034)     29,029,639
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................      (32,710)    5,156,838     (6,346,569)   10,529,370     (23,565,924)     25,343,276

NET ASSETS
Beginning of year.................   63,733,986    58,577,148     34,459,495    23,930,125     171,693,646     146,350,370
---------------------------------------------------------------------------------------------------------------------------
END OF YEAR.......................  $63,701,276   $63,733,986    $28,112,926   $34,459,495    $148,127,722    $171,693,646
===========================================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                   STOCK INDEX                                           SMALL COMPANY
                                                       FUND                    VALUE FUND                  STOCK FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                 2000        1999*         2000          1999          2000          1999
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income.....................   $   154,045  $    4,138  $  5,360,042  $  6,666,832   $    84,071   $    64,109
Net realized gain (loss) on investments...     3,436,300      (2,987)     (299,401)   27,761,410      (151,446)      520,344
Net change in unrealized
   appreciation (depreciation)............    (5,904,664)    361,857    20,888,731   (48,332,822)    1,412,895      (856,439)
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
   assets from operations.................    (2,314,319)    363,008    25,949,372   (13,904,580)    1,345,520      (271,986)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income.....................      (154,045)     (4,138)   (5,360,042)   (6,666,832)      (84,071)      (64,109)
Net realized gain on investments..........        (3,444)         --            --   (27,761,410)           --      (518,635)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions
   to shareholders........................      (157,489)     (4,138)   (5,360,042)  (34,428,242)      (84,071)     (582,744)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS, NET...........    20,374,235   7,952,591   (90,118,785)    5,632,971    (1,265,494)    3,929,793
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS..........................    17,902,427   8,311,461   (69,529,455)  (42,699,851)       (4,045)    3,075,063

NET ASSETS
Beginning of year.........................     8,311,461          --   406,302,095   449,001,946     10,637,092    7,562,029
-----------------------------------------------------------------------------------------------------------------------------
END OF YEAR...............................   $26,213,888  $8,311,461  $336,772,640  $406,302,095   $ 10,633,047  $10,637,092
=============================================================================================================================


* For the period beginning October 28, 1999 (inception date), to December 31, 1999.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DAILY INCOME FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                   YEAR ENDED DECEMBER 31,
                                                 ------------------------------------------------------------
                                                    2000          1999         1998          1997      1996
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............. $  1.00       $  1.00       $  1.00       $  1.00   $  1.00
-------------------------------------------------------------------------------------------------------------
Income from investment operations
     Net investment income (a)..................    0.06          0.04          0.05          0.05      0.05
     Net realized and unrealized gain (loss)
       on investments...........................    0.00          0.00          0.00          0.00      0.00
-------------------------------------------------------------------------------------------------------------
     Total from investment operations...........    0.06          0.04          0.05          0.05      0.05
-------------------------------------------------------------------------------------------------------------
Distributions
     Net investment income......................   (0.06)        (0.04)        (0.05)        (0.05)    (0.05)
     Net realized gain..........................    0.00          0.00          0.00          0.00      0.00
-------------------------------------------------------------------------------------------------------------
     Total distributions........................   (0.06)        (0.04)        (0.05)        (0.05)    (0.05)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.................... $  1.00       $  1.00       $  1.00       $  1.00   $  1.00
=============================================================================================================
TOTAL RETURN....................................    5.76%         4.56%         4.91%         4.92%     4.81%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)........... $63,701       $63,734       $58,577       $53,033   $57,871
Ratio of gross expenses before voluntary expense
     limitation to average net assets...........    0.86%         0.84%         0.87%         0.83%     0.81%
Ratio of net investment income to
     average net assets (a).....................    5.62%         4.47%         4.80%         4.80%     4.71%
Ratio of expenses to average net assets (a).....    0.80%         0.80%         0.80%         0.80%     0.76%
=============================================================================================================


-----------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM GOVERNMENT SECURITIES FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                             YEAR ENDED DECEMBER 31,
                                                 ------------------------------------------------
                                                   2000       1999     1998      1997      1996
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............. $  5.00    $  5.09  $  5.07   $  5.05    $ 5.09
-------------------------------------------------------------------------------------------------
Income from investment operations
     Net investment income (a)..................    0.26       0.23     0.25      0.26      0.26
     Net realized and unrealized gain (loss)
       on investments...........................    0.08      (0.09)    0.02      0.02     (0.04)
-------------------------------------------------------------------------------------------------
     Total from investment operations...........    0.34       0.14     0.27      0.28      0.22
-------------------------------------------------------------------------------------------------
Distributions
     Net investment income......................   (0.26)     (0.23)   (0.25)    (0.26)    (0.26)
     Net realized gain..........................    0.00       0.00     0.00      0.00      0.00
-------------------------------------------------------------------------------------------------
     Total distributions........................   (0.26)     (0.23)   (0.25)    (0.26)    (0.26)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................   $5.08    $  5.00  $  5.09   $  5.07    $ 5.05
=================================================================================================
TOTAL RETURN....................................    7.04%      2.88%    5.51%     5.73%     4.46%
=================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)............. $28,113    $34,459  $23,930   $16,187    $7,692
Ratio of gross expenses before voluntary expense
     limitation to average net assets...........    0.88%      0.86%    1.03%     1.27%     2.30%
Ratio of net investment income to
     average net assets (a).....................    5.21%      4.63%    5.00%     5.19%     5.16%
Ratio of expenses to average net assets (a).....    0.75%      0.75%    0.75%     0.75%     0.75%
Portfolio turnover rate.........................      18%         9%      57%       12%       21%

-----------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM BOND FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                  YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
                                                       2000      1999        1998       1997     1996
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............    $    5.09  $   5.21   $   5.18   $   5.15   $  5.19
--------------------------------------------------------------------------------------------------------
Income from investment operations
     Net investment income (a)..................         0.30      0.28       0.29       0.30      0.29
     Net realized and unrealized gain (loss)
       on investments...........................         0.09     (0.12)      0.03       0.03     (0.04)
--------------------------------------------------------------------------------------------------------
     Total from investment operations...........         0.39      0.16       0.32       0.33      0.25
--------------------------------------------------------------------------------------------------------
Distributions
     Net investment income......................        (0.30)    (0.28)     (0.29)     (0.30)    (0.29)
     Net realized gain..........................         0.00      0.00       0.00       0.00      0.00
--------------------------------------------------------------------------------------------------------
     Total distributions........................        (0.30)    (0.28)     (0.29)     (0.30)    (0.29)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................    $    5.18  $   5.09   $   5.21   $   5.18   $  5.15
========================================================================================================
TOTAL RETURN....................................        7.84%      3.21%      6.40%      6.62%     5.16%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands).............    $148,128   $171,694   $146,350   $108,898   $81,470
Ratio of gross expenses before voluntary expense
     limitation to average net assets...........        0.87%      0.83%      0.84%      0.87%     0.76%
Ratio of net investment income to
     average net assets (a).....................        5.81%      5.48%      5.53%      5.75%     5.72%
Ratio of expenses to average net assets (a).....        0.75%      0.75%      0.75%      0.75%     0.75%
Portfolio turnover rate.........................          22%        37%        62%        55%       49%

-----------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STOCK INDEX FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                     OCTOBER 28, 1999
                                                       YEAR ENDED   (INCEPTION DATE),
                                                      DECEMBER 31,   TO DECEMBER 31,
                                                          2000             1999
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............      $ 10.96            $10.00
-------------------------------------------------------------------------------------
Income from investment operations
      Net investment income (a)..................         0.06              0.01
      Net realized and unrealized gain
         on investments..........................        (1.12)             0.96
-------------------------------------------------------------------------------------
      Total from investment operations...........        (1.06)             0.97
-------------------------------------------------------------------------------------
Distributions
      Net investment income......................        (0.06)            (0.01)
      Net realized gain..........................         0.00              0.00
-------------------------------------------------------------------------------------
      Total distributions........................        (0.06)            (0.01)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................      $  9.84            $10.96
=====================================================================================
TOTAL RETURN.....................................        (9.68)%            9.65%(b)
=====================================================================================
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)............      $26,214            $8,311
Ratio of gross expenses before voluntary expense
      limitation to average net assets...........          N/A               N/A
Ratio of net investment income to
      average net assets (a).....................         0.65%             0.54%(c)
Ratio of expenses to average net assets (a)......         0.59%             0.72%(c)
Portfolio turnover rate..........................          N/A               N/A

-----------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VALUE FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                 YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------
                                                   2000       1999        1998        1997       1996
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............. $  23.53   $  26.50    $  25.50    $  20.99   $  18.44
--------------------------------------------------------------------------------------------------------
Income from investment operations
     Net investment income (a)..................     0.39       0.41        0.40        0.37       0.39
     Net realized and unrealized gain
       on investments...........................     1.85      (1.23)       1.72        5.22       2.91
--------------------------------------------------------------------------------------------------------
     Total from investment operations...........     2.24      (0.82)       2.12        5.59       3.30
--------------------------------------------------------------------------------------------------------
Distributions
     Net investment income......................    (0.39)     (0.41)      (0.40)      (0.37)     (0.39)
     Net realized gain..........................     0.00      (1.74)      (0.72)      (0.71)     (0.36)
--------------------------------------------------------------------------------------------------------
     Total distributions........................    (0.39)     (2.15)      (1.12)      (1.08)     (0.75)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, ENDOF YEAR..................... $  25.38   $  23.53    $  26.50    $  25.50   $  20.99
========================================================================================================
TOTAL RETURN....................................     9.64%    (3.21)%       8.31%      26.70%     17.94%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)............. $336,773   $406,302    $449,002    $378,621   $238,550
Ratio of gross expenses before voluntary expense
     limitation to average net assets...........      N/A        N/A         N/A         N/A        N/A
Ratio of net investment income to
     average net assets (a).....................     1.58%      1.47%       1.52%       1.59%      2.08%
Ratio of expenses to average net assets (a).....     0.85%      0.74%       0.72%       0.79%      0.73%
Portfolio turnover rate.........................       18%        17%         10%          6%         5%

-----------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SMALL COMPANY STOCK FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                                                MARCH 4, 1998
                                                     YEAR ENDED DECEMBER 31,  (INCEPTION DATE),
                                                    ------------------------   TO DECEMBER 31,
                                                       2000          1999           1998
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................   $  8.32       $  8.85      $ 10.00
-----------------------------------------------------------------------------------------------
Income from investment operations
      Net investment income (a)...................      0.08          0.05         0.05
      Net realized and unrealized gain (loss)
         on investments...........................      1.19         (0.10)       (1.15)
-----------------------------------------------------------------------------------------------
      Total from investment operations............      1.27         (0.05)       (1.10)
-----------------------------------------------------------------------------------------------
Distributions
      Net investment income.......................     (0.08)        (0.05)       (0.05)
      Net realized gain...........................      0.00         (0.43)        0.00
-----------------------------------------------------------------------------------------------
      Total distributions.........................     (0.08)        (0.48)       (0.05)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................   $  9.51       $  8.32      $  8.85
===============================================================================================
TOTAL RETURN......................................     15.21%        (0.55)%     (11.02)%(b)
===============================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)...............   $10,633       $10,637      $ 7,562
Ratio of gross expenses before voluntary expense
      limitation to average net assets............      2.04%         2.02%        3.11%(c)
Ratio of net investment income to
      average net assets (a)......................      0.87%         0.65%        1.04%(c)
Ratio of expenses to average net assets (a).......      1.50%         1.50%        1.50%(c)
Portfolio turnover rate...........................        11%           23%          20%(c)

-----------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

                               1. ORGANIZATION

Homestead Funds, Inc. (Homestead Funds) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the Act) as a no-load, open-end diversified management investment company. Homestead Funds (the Fund) currently consists of six funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, and Small Company Stock Fund.

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Fund as well as the nature and risks of the investment activities of each Fund are set forth more fully in the Homestead Funds' Prospectus and Statement of Additional Information.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the Equity 500 Index Portfolio (the Portfolio), which is registered under the Act as an open-end management investment company advised by Bankers Trust Company and is designed to replicate the broad diversification and returns of the S&P 500 Index. At December 31, 2000, the Stock Index Fund's investment was 0.371% of the Portfolio. The financial statements of the Portfolio are contained in Appendix A of this report and should be read in conjunction with the Stock Index Fund's financial statements.

                2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security valuation: The Daily Income Fund values all money market instruments on an amortized cost basis, which approximates market value. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the life of the respective securities.

The Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund and the Small Company Stock Fund value investments in common stocks, preferred stocks, and convertible preferred stocks traded on national securities exchanges and certain over-the-counter securities at the last quoted sale price at the close of the New York Stock Exchange. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at market prices furnished by an independent pricing service. Over-the-counter issues not quoted on the NASDAQ system, other equity securities and debt instruments for which a sale price is not available are valued at the mean of the closing bid and asked prices, or the last available sale price may be used for exchange-traded debt securities. Securities with a maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

The Stock Index Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included in Appendix A of this report.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income Fund, the Short-Term Government Securities Fund and the Short-Term Bond Fund are declared daily and paid monthly. Income dividends for the Stock Index Fund are declared and paid quarterly. Income dividends for the Value Fund are declared and paid semi-annually. Income dividends for the Small Company Stock Fund are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: The financial statements reflect all adjustments, which are of a normal recurring nature, and which, in the opinion of management, are necessary to a fair statement of results for the year ended December 31, 2000. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund records its pro rata share of the Portfolio's income, expenses, and realized and unrealized gains and losses in addition to the fund's own expenses which are accrued daily.

The Homestead Funds will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Funds will begin recording as adjustment to interest income all paydown gains and losses on mortgage- and asset-based securities effective January 1, 2001. Prior to this date, those gains and losses were included in net realized gains and losses in the Homestead Funds' financial statements.

                           3. FEDERAL INCOME TAXES

The Homestead Funds comply with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and distribute all of their taxable income to their shareholders. Therefore, no provision for federal income or excise tax is required.

At December 31, 2000, the aggregate costs of investments for the Daily Income Fund, the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund and the Small Company Stock Fund for federal income tax is the same as for financial reporting purposes.

At December 31, 2000, the Short-Term Bond Fund, Stock Index Fund, Value Fund, and Small Company Stock Fund have capital loss carryforwards of $315,241, $1,198,239, $299,401, and $151,446, respectively, which expire on December 31, 2008.

NOTES TO FINANCIAL STATEMENTS

The Funds may make reclassifications among its components of net assets as a result of differences in the timing of the recognition of income and capital gains calculated based on federal tax regulations versus generally accepted accounting principles ("GAAP"). At December 31, 2000, the Stock Index Fund had such a permanent difference. The permanent difference as of December 31, 2000 was due to capital gains associated with "in-kind" redemptions at the portfolio level which are required to be recognized for GAAP, but are not recognized for federal income tax purposes. The amounts reclassified, and the related accounts are as follows:

     Accumulated Net Realized Gains (Losses)         Paid-in Capital
     ---------------------------------------         ---------------
                   $(4,622,907)                         $4,622,907

At December 31, 2000, net unrealized appreciation (depreciation) consisted of the following:

                                                              Net
                         Gross            Gross            Unrealized
                      Unrealized        Unrealized        Appreciation
                     Appreciation      Depreciation      (Depreciation)
                     --------------    --------------   ---------------
Short-Term
   Government
   Securities Fund   $    142,916       $    66,924        $    75,992
Short-Term
   Bond Fund         $  1,008,305       $   531,761        $   476,544
Value Fund           $108,772,646       $10,426,204        $98,346,442
Small Company
   Stock Fund        $  1,377,413       $ 1,363,072        $    14,341

                          4. INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the year ended December 31, 2000 were as follows:

                                      Proceeds
                       Purchases     from Sales
                      -----------   ------------
Short-Term
   Government
   Securities Fund    $ 2,944,639   $  2,643,709
Short-Term
   Bond Fund          $31,335,236   $ 51,279,536
Value Fund            $59,811,862   $137,660,436
Small Company
   Stock Fund         $   979,797   $  2,492,416

Purchases and proceeds from sales of long-term U.S. Government securities, for the year ended December 31 2000, were as follows:

                                          Proceeds
                      Purchases          from sales
                     -------------   --------------
Short-Term
   Government
   Securities Fund    $1,458,289        $ 8,216,971
Short-Term
   Bond Fund          $  499,844        $ 3,285,619

                            5. INVESTMENT MANAGER

The investment management agreements between Homestead Funds, with respect to each Fund, and RE Advisers Corporation (Manager), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (NRECA), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund's average daily net assets. The annualized management fee rates are, with respect to the Daily Income Fund, .50% of average daily net assets; with respect to the Short-Term Government Securities Fund, .45% of average daily net assets; with respect to the Short-Term Bond Fund, .60% of average daily net assets; with respect to the Value Fund, .65% of average daily net assets up to $200 million, .50% of average daily net assets up to the next $200 million, .40% of average daily net assets in excess of $400 million; with respect to the Small Company Stock Fund, .85% of average daily net assets up to $200 million and .75% of average daily net assets in excess of $200 million.

With respect to the Stock Index Fund, an Administrative Services Agreement with the manager has been contracted. Pursuant to this agreement, RE Advisers Corporation receives a fee of 0.25% of the Fund's average daily net assets. Under a Third Party Feeder Agreement between the Stock Index Fund, the Manager and Bankers Trust, Bankers Trust receives a fee of 0.055% of the Stock Index Fund's average daily net assets.

The Manager has agreed, as part of the Expense Limitation Agreements entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed .80% of the average daily net assets of the Daily Income Fund, .75% of the average daily net assets of the Short-Term Government Securities Fund and the Short-Term Bond Fund, .75% of the average daily net assets of the Stock Index Fund, 1.25% of the average daily net assets of the Value Fund and 1.50% of the average daily net assets of the Small Company Stock Fund.

Pursuant to the Expense Limitation Agreements, management fees waived for the year ended December 31, 2000, amounted to $40,973 for the Daily Income Fund, $37,618 for the Short-Term Government Securities Fund, $188,712 for the Short-Term Bond Fund and $53,059 for the Small Company Stock Fund.

At December 31, 2000, certain officers and directors of the Homestead Funds, and NRECA and its affiliates owned 6% of the Small Company Stock Fund shares outstanding, 3% of the Stock Index Fund shares outstanding, 2% of the Daily Income Fund shares outstanding, and less than 1% of the Short-Term Bond Fund, Short-Term Government Securities Fund, and Value Fund shares outstanding.

NOTES TO FINANCIAL STATEMENTS

                        6. CAPITAL SHARE TRANSACTIONS

As of December 31, 2000, 300 million shares of $.01 par value capital shares are authorized for the Daily Income Fund, 200 million shares for the Short-Term Bond Fund and the Value Fund, and 100 million shares for the Short-Term Government Securities Fund, the Stock Index Fund and the Small Company Stock Fund. Transactions in capital shares were as follows:

                                                          SHARES ISSUED       TOTAL          TOTAL             NET
                                               SHARES    IN REINVESTMENT      SHARES         SHARES          INCREASE
                                                SOLD       OF DIVIDENDS       ISSUED        REDEEMED        (DECREASE)
                                           ------------  ---------------  -------------  ---------------  -------------
YEAR ENDED DECEMBER 31, 2000
In Dollars
   Daily Income Fund.....................  $ 54,716,857    $ 3,551,564    $ 58,268,421    ($58,301,131)       ($32,710)
   Short-Term Government Securities Fund.  $  5,592,882    $ 1,460,078    $ 7,052,960     ($13,885,372)    ($6,832,412)
   Short-Term Bond Fund..................  $ 24,432,751    $ 8,306,594    $ 32,739,345    ($58,740,379)   ($26,001,034)
   Stock Index Fund......................  $ 31,204,797    $   155,189    $ 31,359,986    ($10,985,751)    $20,374,235
   Value Fund............................  $ 50,959,692    $ 5,257,329    $ 56,217,021   ($146,335,806)   ($90,118,785)
   Small Company Stock Fund..............  $  2,827,466    $    82,478    $  2,909,944     ($4,175,438)    ($1,265,494)

In Shares
   Daily Income Fund.....................    54,716,857      3,551,564      58,268,421     (58,301,131)        (32,710)
   Short-Term Government Securities Fund.     1,119,565        291,323       1,410,888      (2,778,263)     (1,367,375)
   Short-Term Bond Fund..................     4,795,391      1,627,436       6,422,827     (11,535,293)     (5,112,466)
   Stock Index Fund......................     2,922,437         14,646       2,937,083      (1,032,273)      1,904,810
   Value Fund............................     2,224,583        224,253       2,448,836      (6,447,584)     (3,998,748)
   Small Company Stock Fund..............       351,152          8,673         359,825        (520,263)       (160,438)


YEAR ENDED DECEMBER 31, 1999
In Dollars
   Daily Income Fund.....................  $ 98,168,759    $ 2,725,187    $100,893,946    ($95,737,108)     $5,156,838
   Short-Term Government Securities Fund.  $ 17,447,442    $ 1,356,069    $ 18,803,511     ($7,704,728)    $11,098,783
   Short-Term Bond Fund..................  $ 71,000,149    $ 8,483,858    $ 79,484,007    ($50,454,368)    $29,029,639
   Stock Index Fund *....................    $8,029,448    $     3,936    $  8,033,384        ($80,793)     $7,952,591
   Value Fund............................  $149,227,975    $33,774,869    $183,002,844   ($177,369,873)     $5,632,971
   Small Company Stock Fund..............  $  6,185,800    $   574,045    $  6,759,845     ($2,830,052)     $3,929,793

In Shares
   Daily Income Fund.....................    98,168,759      2,725,187     100,893,946     (95,737,108)      5,156,838
   Short-Term Government Securities Fund.     3,456,514        269,455       3,725,969      (1,530,213)      2,195,756
   Short-Term Bond Fund..................    13,754,138      1,649,586      15,403,724      (9,796,530)      5,607,194
   Stock Index Fund *....................       765,672            359         766,031          (7,489)        758,542
   Value Fund............................     5,410,019      1,405,465       6,815,484      (6,486,098)        329,386
   Small Company Stock Fund..............       671,623         68,995         740,618        (317,218)        423,400

----------------

* For the period beginning October 28, 1999 (commencement of operations) to December 31, 1999.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Homestead Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Daily Income, Short-Term Government Securities, Short-Term Bond, Stock Index, Value, and Small Company Stock Funds of the Homestead Funds, Inc. (the "Funds") as of December 31, 2000, and the related statements of operations for the year then ended, and of changes in net assets , and the financial highlights for each of the periods presented in the four years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Homestead Funds, Inc. for the year ended December 31, 1996 were audited by other auditors whose report, dated January 29, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Daily Income, Short-Term Bond, Short-Term Government Securities, Value, Small Company Stock, and Stock Index Funds of the Homestead Funds, Inc. as of December 31, 2000, the results of their operations, the changes in their net assets and their financial highlights for the respective-stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

McLean, Virginia

February 16, 2001

                     THIS PAGE INTENTIONALLY LEFT BLANK.

APPENDIX A

EQUITY 500 INDEX PORTFOLIO

                              TABLE OF CONTENTS

                    ii.  Schedule of Portfolio Investments
                    xv.  Statement of Assets and Liabilities
                   xvi.  Statement of Operations
                  xvii.  Statement of Changes in Net Assets
                 xviii.  Financial Highlights
                   xix.  Notes to Financial Statements

EQUITY 500 INDEX PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS

DECEMBER 31, 2000

                                                                SHARES            VALUE
------------------------------------------------------------------------------------------
INVESTMENTS IN UNAFFILIATED ISSUERS
COMMON STOCKS - 97.44%
Abbott Laboratories........................................     908,406        $44,000,916
Adaptec, Inc. (a)..........................................      58,459            599,205
ADC Telecommunications, Inc. (a)...........................     455,206          8,250,609
Adobe Systems, Inc. .......................................     141,127          8,211,827
Adolph Coors Co. - Class B.................................      19,960          1,603,037
Advanced Micro Devices, Inc. (a)...........................     184,053          2,542,232
AES Corp. (a)..............................................     270,021         14,952,413
Aetna, Inc. New (a)........................................      81,560          3,349,057
Aflac, Inc.................................................     155,762         11,244,069
Agilent Technologies (a)...................................     266,614         14,597,116
Air Products and Chemicals, Inc............................     134,701          5,522,741
Alberto-Culver Co. - Class B...............................      32,831          1,405,577
Albertson's, Inc...........................................     247,805          6,566,832
Alcan Aluminium Ltd........................................     189,831          6,489,847
Alcoa, Inc.................................................     507,946         17,016,191
Allegheny Energy, Inc......................................      65,526          3,157,534
Allegheny Technologies.....................................      47,163            748,713
Allergan, Inc..............................................      77,832          7,535,110
Allied Waste Industries, Inc. (a)..........................     115,574          1,683,046
Allstate Corp..............................................     430,419         18,750,128
Alltel Corp................................................     183,619         11,464,711
Altera Corp. (a)...........................................     232,746          6,124,129
ALZA Corp. (a).............................................     138,125          5,870,312
Ambac Financial Group......................................      62,519          3,645,639
Amerada Hess Corp..........................................      52,906          3,865,445
Ameren Corp................................................      81,418          3,770,671
America Online, Inc. (a)...................................   1,371,794         47,738,431
American Electric Power Co.................................     189,889          8,829,838
American Express Co........................................     782,299         42,977,551
American General Corp......................................     147,656         12,033,964
American Greetings Corp. - Class A.........................      37,382            352,793
American Home Products Corp................................     770,520         48,966,546
American International Group, Inc..........................   1,367,297        134,764,211
American Power Conversion Corp. (a)........................     114,329          1,414,821
Amgen, Inc. (a)............................................     607,466         38,839,857
AMR Corp. (a)..............................................      89,012          3,488,158
Amsouth Bancorp............................................     222,508          3,393,247
Anadarko Petroleum Corp....................................     144,961         10,303,828
Analog Devices, Inc. (a)...................................     210,037         10,751,269
Andrew Corp. (a)...........................................      48,883          1,063,205
Anheuser Busch Cos., Inc...................................     581,330         26,450,515
AON Corp...................................................     151,775          5,198,294

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2000

                                              SHARES              VALUE
---------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Apache Corp...............................     72,663         $   5,090,951
Apple Computer, Inc. (a)..................    191,134             2,843,118
Applera Corp. - Applied Biosystems Group..    124,116            11,674,661
Applied Materials, Inc. (a)...............    476,342            18,190,310
Applied Micro Circuits Corp. (a)..........    175,100            13,140,707
Archer-Daniels-Midland Co.................    371,826             5,577,390
Ashland, Inc..............................     41,037             1,472,818
AT&T Corp.................................  2,210,866            38,275,618
Autodesk, Inc.............................     33,841               911,592
Automatic Data Processing, Inc............    370,593            23,463,169
Autozone, Inc. (a)........................     74,822             2,132,427
Avaya, Inc. (a)...........................    163,838             1,689,579
Avery Dennison Corp.......................     64,801             3,555,955
Avon Products, Inc........................    139,814             6,693,595
Baker Hughes, Inc.........................    196,659             8,173,640
Ball Corp.................................     15,695               722,951
Bank of America Corp......................    956,388            43,874,299
Bank of New York Co., Inc.................    435,432            24,030,403
Bank One Corp.............................    680,184            24,911,739
Barrick Gold Corp.........................    232,452             3,807,564
Bausch & Lomb, Inc........................     31,490             1,273,377
Baxter International, Inc.................    172,838            15,263,756
BB&T Corp.................................    233,744             8,721,573
Bear Stearns Cos., Inc....................     62,632             3,174,659
Becton, Dickinson & Co....................    148,887             5,155,212
Bed, Bath & Beyond, Inc. (a)..............    166,221             3,719,195
BellSouth Corp............................  1,099,832            45,024,372
Bemis Co., Inc............................     29,908             1,003,787
Best Buy, Inc. (a)........................    121,926             3,604,437
Biogen, Inc. (a)..........................     87,827             5,275,109
Biomet, Inc...............................    104,872             4,162,107
Black & Decker Corp.......................     49,537             1,944,327
BMC Software, Inc. (a)....................    144,247             2,019,458
Boeing Co.................................    523,034            34,520,244
Boise Cascade Corp........................     32,650             1,097,856
Boston Scientific Corp. (a)...............    238,557             3,265,249
Briggs & Stratton Corp....................     14,516               644,147
Bristol-Myers Squibb Co...................  1,149,054            84,958,180
Broadcom Corp. - Class A (a)..............    138,100            11,669,450
BroadVision, Inc. (a).....................    158,056             1,867,036
Brown-Forman Corp. - Class B..............     29,371             1,953,171
Brunswick Corp............................     52,177               857,659
Burlington Northern Santa Fe Corp.........    232,509             6,582,911

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2000

                                                    SHARES             VALUE
-------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Burlington Resources, Inc.................          127,718          $6,449,759
C.R. Bard, Inc............................           30,045           1,398,970
Cabletron Systems, Inc. (a)...............          108,475           1,633,905
Calpine Corp. (a).........................          162,413           7,318,736
Campbell Soup Co..........................          247,305           8,562,936
Capital One Financial Corp................          116,790           7,686,242
Cardinal Health, Inc......................          164,524          16,390,703
Carnival Corp. - Class A..................          347,200          10,698,100
Caterpillar, Inc..........................          204,487           9,674,791
Cendant Corp. (a).........................          431,246           4,150,743
Centex Corp...............................           34,011           1,277,538
Centurytel, Inc...........................           82,097           2,934,968
Ceridian Corp. (a)........................           85,547           1,705,593
Charles Schwab Corp.......................          812,538          23,055,766
Charter One Financial, Inc................          123,153           3,556,043
Chevron Corp..............................          377,614          31,884,782
Chiron Corp. (a)..........................          106,491           4,738,849
Chubb Corp................................          103,109           8,918,928
CIGNA Corp................................           90,179          11,930,682
Cincinnati Financial Corp.................           95,548           3,780,118
Cinergy Corp..............................           94,377           3,314,992
Circuit City Stores, Inc..................          120,711           1,388,176
Cisco Systems, Inc. (a)...................        4,226,484         161,663,013
CIT Group, Inc. - Class A.................          157,403           3,167,735
Citigroup.................................        2,952,556         150,764,891
Citrix Systems, Inc (a)...................          108,845           2,449,012
Clear Channel Communications, Inc. (a)....          343,365          16,631,742
Clorox Co.................................          138,471           4,915,720
CMS Energy................................           71,885           2,277,856
Coastal Corp..............................          126,420          11,164,466
Coca-Cola Co..............................        1,456,231          88,739,077
Coca-Cola Enterprises, Inc................          245,365           4,661,935
Colgate-Palmolive Co......................          336,061          21,692,738
Comcast Corp. - Special Class A (a).......          530,127          22,132,802
Comerica, Inc.............................           92,573           5,496,522
Compaq Computer Corp......................          998,568          15,028,448
Computer Associates International, Inc....          340,971           6,648,934
Computer Sciences Corp. (a)...............           98,860           5,943,957
Compuware Corp. (a).......................          214,642           1,341,512
Comverse Technology (a)...................           96,971          10,533,475
ConAgra, Inc..............................          313,250           8,144,500
Conexant Systems (a)......................          133,766           2,056,652
Conoco, Inc. - Class B....................          365,914          10,588,636

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2000

                                                    SHARES           VALUE
-----------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Conseco, Inc................................        191,020       $ 2,519,076
Consolidated Edison, Inc....................        125,580         4,834,830
Consolidated Stores Corp. (a)...............         65,442           695,321
Constellation Energy Group, Inc.............         88,842         4,003,443
Convergys Corp. (a).........................         90,562         4,103,591
Cooper Industries, Inc......................         54,840         2,519,212
Cooper Tire & Rubber Co.....................         41,614           442,149
Corning, Inc................................        540,697        28,555,560
Costco Wholesale Corp (a)...................        263,149        10,509,513
Countrywide Credit Industries, Inc..........         65,291         3,280,873
Crane Co....................................         35,776         1,017,380
CSX Corp....................................        128,192         3,324,980
Cummins Engine Co., Inc.....................         24,361           924,195
CVS Corp....................................        230,121        13,792,877
Dana Corp...................................         89,800         1,375,062
Danaher Corp................................         83,864         5,734,201
Darden Restaurants, Inc.....................         72,341         1,654,800
Deere & Co..................................        145,762         6,677,722
Dell Computer Corp. (a).....................      1,519,410        26,494,712
Delphi Automotive Systems...................        333,860         3,755,925
Delta Air Lines, Inc........................         72,735         3,650,388
Deluxe Corp.................................         42,610         1,076,755
Devon Energy Corp...........................         75,939         4,630,001
Dillard Department Stores, Inc. - Class A...         55,537           656,031
Dollar General Corp.........................        193,432         3,651,029
Dominion Resources, Inc.....................        141,015         9,448,005
Dover Corp..................................        120,167         4,874,274
Dow Chemical Co.............................        398,387        14,590,924
Dow Jones & Co., Inc........................         51,399         2,910,468
DTE Energy Co...............................         84,748         3,299,875
Du Pont (E.I.) de Nemours & Co..............        612,463        29,589,619
Duke Power Co...............................        217,071        18,505,303
Dynegy, Inc.................................        183,886        10,309,109
Eastman Chemical Co.........................         45,083         2,197,796
Eastman Kodak Co............................        176,589         6,953,192
Eaton Corp..................................         41,601         3,127,875
Ecolab, Inc.................................         74,564         3,220,233
Edison International, Inc...................        193,515         3,023,672
El Paso Energy Corp.........................        137,258         9,831,104
Electronic Data Systems Corp................        274,654        15,861,268
Eli Lilly & Co..............................        662,650        61,667,866
EMC Corp. (a)...............................      1,284,952        85,449,308
Emerson Electric Co.........................        250,822        19,767,909

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2000

                                                            SHARES         VALUE
------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Engelhard Corp........................................       75,061     $  1,529,368
Enron Corp............................................      439,171       36,506,089
Entergy Corp..........................................      131,840        5,578,480
EOG Resources, Inc....................................       69,748        3,814,344
Equifax, Inc..........................................       79,452        2,279,279
Exelon Corp...........................................      187,605       13,171,747
Exxon Mobil Corp......................................    2,042,015      177,527,679
Fannie Mae............................................      592,433       51,393,563
Federated Department Stores, Inc. (a).................      119,042        4,166,470
Fedex Corp. (a).......................................      184,734        7,381,971
Fifth Third Bancorp...................................      271,816       16,241,006
First Data Corp.......................................      231,991       12,223,026
First Union Corp......................................      576,415       16,031,542
Firstar Corp..........................................      559,243       13,002,400
FirstEnergy Corp......................................      133,699        4,219,875
Fleet Boston Financial Corp...........................      532,325       19,995,458
Fluor Corp. New (a)...................................       45,690        1,510,626
FMC Corp. (a).........................................       17,850        1,279,622
Ford Motor Co.........................................    1,103,102       25,853,953
Forest Laboratories, Inc. (a).........................       51,966        6,904,982
Fortune Brands, Inc...................................       90,970        2,729,100
FPL Group, Inc........................................      104,433        7,493,068
Franklin Resources, Inc...............................      143,054        5,450,357
Freddie Mac...........................................      409,208       28,184,201
Freeport-McMoRan Copper & Gold, Inc. - Class B (a)....       87,223          746,847
Gannett Co., Inc......................................      154,823        9,763,525
Gap, Inc..............................................      498,998       12,724,449
Gateway Inc. (a)......................................      190,157        3,420,924
General Dynamics Corp.................................      117,444        9,160,632
General Electric Co...................................    5,779,513      277,055,404
General Mills, Inc....................................      165,932        7,394,345
General Motors Corp...................................      332,877       16,955,922
Genuine Parts Co......................................      106,494        2,788,812
Georgia-Pacific Corp..................................      133,253        4,147,500
Gillette Co...........................................      618,677       22,349,707
Global Crossing Ltd. (a)..............................      526,823        7,540,154
Golden West Financial Corp............................       92,927        6,272,572
Goodrich (B.F.) Co....................................       62,187        2,262,052
Goodyear Tire & Rubber Co.............................       92,510        2,126,805
GPU, Inc..............................................       72,012        2,650,942
Great Lakes Chemical Corp.............................       29,475        1,096,102
Guidant Corp. (a).....................................      180,885        9,756,485
H & R Block, Inc......................................       55,592        2,300,119

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2000

                                                             SHARES         VALUE
------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
H.J. Heinz Co.........................................       203,680    $  9,662,070
Halliburton Co........................................       261,752       9,488,510
Harcourt General, Inc.................................        42,946       2,456,511
Harley-Davidson, Inc..................................       178,266       7,086,073
Harrah's Entertainment, Inc. (a)......................        70,280       1,853,635
Hartford Financial Services Group, Inc................       132,937       9,388,676
Hasbro, Inc...........................................       102,624       1,090,380
HCA Healthcare Co    .................................       325,376      14,319,798
HEALTHSOUTH Corp. (a).................................       228,969       3,735,057
Hercules, Inc.........................................        63,103       1,202,901
Hershey Foods Corp....................................        79,897       5,143,369
Hewlett-Packard Co....................................     1,161,350      36,655,109
Hilton Hotels Corp....................................       221,866       2,329,593
Home Depot, Inc.......................................     1,359,996      62,134,817
Homestake Mining Co...................................       154,475         646,864
Honeywell International, Inc..........................       522,870      24,738,287
Household International, Inc..........................       277,785      15,278,175
Humana, Inc. (a)          ............................        98,516       1,502,369
Huntington Bancshares, Inc............................       148,874       2,409,898
Illinois Tool Works, Inc..............................       179,572      10,695,757
IMS Health, Inc. .....................................       172,449       4,656,123
Inco, Ltd. (a)   .....................................       105,457       1,767,459
Ingersoll-Rand Co.....................................        94,665       3,964,097
Intel Corp............................................     3,952,051     118,808,533
International Business Machines Corp..................     1,030,269      87,572,865
International Flavors & Fragrances, Inc...............        57,647       1,170,955
International Paper Co................................       283,684      11,577,853
Interpublic Group of Cos., Inc........................       180,686       7,690,448
Intuit, Inc. (a)......................................       121,030       4,773,121
ITT Industries........................................        49,887       1,933,121
J.C. Penney Co., Inc..................................       155,326       1,689,170
JDS Uniphase Corp. (a)................................       564,682      23,540,181
Jefferson-Pilot Corp..................................        61,084       4,566,029
Johnson & Johnson.....................................       816,358      85,768,612
Johnson Controls, Inc.................................        51,185       2,661,620
JPMorgan Chase & Co.  ................................       770,192      34,995,599
Kaufman & Broad Home Corp. (a)........................        25,149         847,207
Kellogg Co............................................       238,236       6,253,695
Kerr-McGee Corp.......................................        56,301       3,768,648
KeyCorp...............................................       251,220       7,034,160
Keyspan Corp..........................................        74,465       3,155,454
Kimberly Clark Corp...................................       314,094      22,203,305
Kinder Morgan, Inc....................................        67,183       3,506,113

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2000

                                                          SHARES            VALUE
------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
King Pharmaceuticals, Inc. (a).......................      99,200       $  5,127,400
KLA/Tencor Corp. (a).................................     109,246          3,680,225
Kmart Corp. (a)......................................     285,103          1,514,610
Knight-Ridder, Inc...................................      43,060          2,449,037
Kohls Corp. (a)......................................     195,018         11,896,098
Kroger Co. (a).......................................     483,836         13,093,812
Leggett & Platt, Inc.................................     116,904          2,213,870
Lehman Brothers, Inc.................................     140,093          9,473,789
Lexmark International Group, Inc. - Class A (a)......      74,764          3,312,980
Limited, Inc.........................................     249,864          4,263,305
Lincoln National Corp................................     112,485          5,321,947
Linear Technology Corp...............................     184,985          8,555,556
Liz Claiborne, Inc...................................      30,694          1,277,638
Lockheed Martin Corp.................................     255,441          8,672,222
Loews Corp...........................................      58,268          6,034,380
Longs Drug Stores, Inc...............................      21,976            530,171
Louisiana-Pacific Corp...............................      61,882            626,555
Lowe's Cos., Inc.....................................     224,866         10,006,537
LSI Logic Corp. (a)..................................     184,800          3,158,232
Lucent Technologies, Inc.............................   1,963,560         26,508,060
Manor Care, Inc. (a).................................      60,732          1,252,598
Marriott International...............................     144,601          6,109,392
Marsh and McLennan Cos., Inc.........................     162,115         18,967,455
Masco Corp...........................................     262,079          6,732,154
Massey Energy Co.....................................       6,853             87,376
Mattel, Inc..........................................     251,603          3,633,147
Maxim Integrated Products, Inc. (a)..................     166,889          7,979,380
May Department Stores Co.............................     175,391          5,744,055
Maytag Corp..........................................      45,834          1,481,011
MBIA, Inc............................................      58,352          4,325,342
MBNA Corp............................................     502,203         18,550,123
McDermott International, Inc.........................      36,869            396,342
McDonald's Corp......................................     771,588         26,233,992
McGraw-Hill, Inc.....................................     114,778          6,728,860
McKesson HBOC, Inc...................................     168,476          6,046,604
Mead Corp............................................      60,240          1,890,030
Medimmune Inc. (a)...................................     124,855          5,954,023
Medtronic, Inc.......................................     705,623         42,601,989
Mellon Financial Corp................................     287,214         14,127,339
Merck & Co., Inc.....................................   1,354,817        126,844,742
Mercury Interactive Corp. (a) .......................      47,548          4,291,207
Meredith Corp........................................      29,344            944,510
Merrill Lynch & Co., Inc.............................     475,720         32,438,158

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2000

                                                              SHARES              VALUE
-----------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Metlife, Inc.........................................         448,970     $    15,713,950
MGIC Investment Corp.................................          63,270           4,266,771
Micron Technology, Inc. (a)..........................         333,181          11,827,926
Microsoft Corp. (a)..................................       3,131,366         135,823,000
Millipore Corp.......................................          26,992           1,700,496
Minnesota Mining & Manufacturing Co..................         231,606          27,908,523
Molex, Inc...........................................         114,834           4,076,607
Moody's Corp.........................................          95,409           2,450,819
Morgan Stanley Dean Witter Discover & Co.............         658,115          52,155,614
Morgan, (J.P.) & Co., Inc............................          94,170          15,585,135
Motorola, Inc........... ............................       1,284,390          26,008,898
Nabors Industries, Inc. (a)..........................          87,552           5,178,701
National City Corp...................................         358,328          10,301,930
National Semiconductor Corp. (a).....................         104,825           2,109,603
National Service Industries, Inc.....................          24,156             620,507
Navistar International Corp. (a).....................          34,204             895,717
NCR Corp. (a)........................................          56,667           2,783,766
Network Appliance, Inc. (a)..........................         185,590          11,921,258
New York Times Co. - Class A.........................          95,480           3,825,168
Newell Rubbermaid, Inc...............................         156,704           3,565,016
Newmont Mining Corp..................................          98,728           1,684,547
Nextel Communications, Inc. - Class A (a)............         447,355          11,072,036
Niagara Mohawk Power Corp. (a).......................          95,199           1,588,633
NICOR, Inc...........................................          26,865           1,160,232
Nike, Inc............................................         162,870           9,090,182
NiSource, Inc........................................         119,812           3,684,219
NiSource - Sail (a)..................................          27,312              75,108
Nordstrom, Inc.......................................          75,736           1,377,449
Norfolk Southern Corp................................         226,723           3,018,250
Nortel Networks Corp.................................       1,820,069          58,355,962
Northern Trust Corp..................................         130,640          10,655,325
Northrop Grumman Corp................................          42,893           3,560,119
Novell, Inc. (a).....................................         192,956           1,006,989
Novellus Systems, Inc. (a)...........................          77,200           2,774,375
Nucor Corp...........................................          45,703           1,813,838
Occidental Petroleum Corp............................         219,356           5,319,383
Office Depot, Inc. (a)...............................         174,951           1,246,526
Old Kent Financial Corp..............................          81,975           3,586,406
Omnicom Group, Inc...................................         103,932           8,613,365
Oneok, Inc...........................................          17,204             827,943
Oracle Corp. (a).....................................       3,286,965          95,527,420
Paccar, Inc.    .....................................          45,091           2,220,732
Pactiv Corp. (a).....................................          96,029           1,188,359

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2000

                                                       SHARES           VALUE
---------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Pall Corp........................................       74,829       $  1,594,793
Palm, Inc. (a)...................................      332,494          9,413,736
Parametric Technology Corp. (a)..................      159,981          2,149,745
Parker-Hannifin Corp.............................       64,906          2,863,977
Paychex, Inc.....................................      218,595         10,629,182
People's Energy Corp.............................       20,818            931,606
Peoplesoft, Inc. (a) ............................      166,411          6,188,409
PepsiCo, Inc.....................................      847,758         42,017,006
Perkin Elmer, Inc................................       29,484          3,095,820
Pfizer, Inc......................................    3,706,181        170,484,326
PG&E Corp........................................      229,063          4,581,260
Pharmacia Corp...................................      758,316         46,257,276
Phelps Dodge Corp................................       46,189          2,577,924
Philip Morris Cos................................    1,360,155         59,846,820
Phillips Petroleum Co............................      151,015          8,588,978
Pinnacle West Capital Corp.......................       50,342          2,397,538
Pitney Bowes, Inc................................      148,259          4,911,079
Placer Dome, Inc.................................      192,308          1,850,965
PNC Bank Corp....................................      170,149         12,431,511
Potlatch Corp....................................       16,916            567,743
Power-One, Inc. (a) .............................       43,814          1,722,438
PPG Industries, Inc..............................       99,099          4,589,522
PPL Corp.........................................       85,880          3,880,703
Praxair, Inc.....................................       93,181          4,134,907
Procter & Gamble Co..............................      765,668         60,057,084
Progress Energy, Inc.............................      173,323          8,525,325
Progressive Corporation of Ohio..................       43,565          4,514,423
Providian Financial Corp.........................      169,258          9,732,335
Public Service Enterprise Group..................      126,702          6,160,885
Pulte Corp.......................................       22,799            961,833
QLogic Corp. (a).................................       53,734          4,137,518
Quaker Oats Co...................................       77,014          7,499,238
Qualcomm, Inc. (a)...............................      439,454         36,117,626
Quintiles Transnational Corp. (a)................       67,736          1,418,223
Qwest Communications International, Inc. (a).....      975,445         39,993,245
R.R. Donnelley & Sons Co.........................       71,677          1,935,279
Radioshack Corp..................................      109,136          4,672,385
Ralston Purina Group.............................      180,389          4,712,663
Raytheon Co. - Class B...........................      202,334          6,285,000
Reebok International Ltd. (a)....................       29,136            796,578
Regions Financial Corp...........................      130,718          3,570,235
Reliant Energy...................................      173,978          7,535,422
Robert Half International, Inc. (a)..............      104,297          2,763,871

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2000

                                                      SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Rockwell International Corp..................         107,728       $  5,130,546
Rohm & Haas Co...............................         128,624          4,670,659
Rowan Cos., Inc. (a).........................          55,973          1,511,271
Royal Dutch Petroleum Co.....................       1,260,202         76,320,984
Ryder Systems, Inc...........................          35,146            584,302
Sabre Group Holdings, Inc....................          75,988          3,276,983
Safeco Corp..................................          76,148          2,503,366
Safeway, Inc. (a)............................         294,480         18,405,000
Sanmina Corp. (a)............................          89,385          6,849,126
Sapient Corp. (a)............................          71,416            852,529
Sara Lee Corp................................         472,387         11,603,006
SBC Communications, Inc......................       1,990,152         95,029,758
Schering-Plough Corp.........................         859,611         48,782,924
Schlumberger Ltd.............................         337,099         26,946,851
Scientific-Atlanta, Inc......................          95,013          3,093,861
Sealed Air Corp. (a).........................          49,107          1,497,764
Sears, Roebuck & Co..........................         196,698          6,835,256
Sempra Energy................................         121,188          2,817,621
Sherwin-Williams Co..........................          94,318          2,481,742
Siebel Systems, Inc. (a).....................         252,236         17,057,460
Sigma Aldrich Corp...........................          45,353          1,782,940
Snap-On Tools Corp...........................          35,103            978,496
Solectron Corp. (a)..........................         362,194         12,278,377
Southern Co..................................         385,195         12,807,734
Southtrust Corp..............................          99,581          4,051,702
Southwest Airlines Co........................         296,073          9,927,328
Sprint Corp..................................         524,905         10,662,133
Sprint PCS (a)...............................         547,512         11,189,777
St. Jude Medical, Inc. (a)...................          50,034          3,073,964
St. Paul Cos., Inc...........................         128,599          6,984,533
Stanley Works................................          54,508          1,699,968
Staples, Inc. (a)............................         266,640          3,149,685
Starbucks Corp. (a)..........................         110,967          4,910,290
Starwood Hotels & Resorts Worldwide, Inc.....          91,831          3,237,043
State Street Corp............................          95,032         11,803,925
Stilwell Financial, Inc......................         130,608          5,150,853
Stryker Corp.................................         114,999          5,817,799
Summit Bancorp...............................         103,247          3,942,745
Sun Microsystems, Inc. (a)...................       1,891,074         52,713,688
Sunoco, Inc..................................          49,887          1,680,568
Suntrust Banks, Inc..........................         174,482         10,992,366
SuperValu, Inc...............................          77,679          1,077,796
Symbol Technologies, Inc.....................          86,145          3,101,220

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2000

                                                    SHARES        VALUE
--------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Synovus Financial Corp..................          168,147     $  4,529,460
Sysco Corp..............................          392,519       11,775,570
T. Rowe Price Associates, Inc...........           71,197        3,009,186
Target Corp.............................          526,535       16,980,754
Tektronix, Inc..........................           56,570        1,905,702
Tellabs, Inc. (a).......................          241,717       13,657,011
Temple Inland, Inc......................           29,521        1,583,064
Tenet Healthcare Corp...................          187,026        8,310,968
Teradyne, Inc. (a)......................          103,441        3,853,177
Texaco, Inc.............................          323,108       20,073,085
Texas Instruments, Inc..................        1,015,873       48,126,983
Textron, Inc............................           84,989        3,951,989
Thermo Electron Corp. (a)...............          103,588        3,081,743
Thomas & Betts Corp.....................           34,021          550,715
Tiffany & Co............................           85,647        2,708,586
Time Warner, Inc........................          779,581       40,725,311
Timken Co...............................           42,879          648,545
TJX Cos., Inc...........................          165,166        4,583,357
Torchmark Corp..........................           74,146        2,849,987
Tosco Corp..............................           84,963        2,883,432
Toys 'R' Us, Inc. (a)...................          119,829        1,999,646
Transocean Sedco........................          125,151        5,756,946
Tribune Co..............................          177,504        7,499,544
Tricon Global Restaurants, Inc. (a).....           87,467        2,886,411
TRW, Inc................................           73,451        2,846,226
Tupperware Corp.........................           34,114          697,205
TXU Corp................................          152,464        6,756,061
Tyco International Ltd..................        1,029,336       57,128,148
US Bancorp..............................          443,351       12,940,307
Unilever NV.............................          335,688       21,127,364
Union Carbide Corp......................           79,360        4,270,560
Union Pacific Corp......................          144,274        7,321,906
Union Planters Corp.....................           80,027        2,860,965
Unisys Corp. (a)........................          183,914        2,689,742
United Technologies Corp................          276,666       21,752,864
Unitedhealth Group, Inc. ...............          187,264       11,493,328
Unocal Corp.............................          144,321        5,583,419
Unumprovident Corp......................          141,449        3,801,442
US Airways Group, Inc. (a)..............           39,793        1,614,104
USA Education, Inc......................           94,454        6,422,872
UST, Inc................................           95,590        2,682,494
USX - US Steel Group....................           52,092          937,656
USX Marathon Group  ....................          182,309        5,059,075

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2000

                                                        SHARES              VALUE
-----------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
V.F. Corp..................................              66,715        $  2,417,752
Veritas Software Corp. (a).................             228,957          20,033,738
Verizon Communications, Inc................           1,587,244          79,560,606
Viacom, Inc. - Class B (a).................             890,916          41,650,323
Visteon Corp.................. ............              78,722             905,303
Vitesse Semiconductor Corp. (a)............             105,469           5,833,754
Vulcan Materials Co........................              59,334           2,840,615
W.W. Grainger, Inc.........................              55,204           2,014,946
Wachovia Corp..............................             120,064           6,978,720
Wal-Mart Stores, Inc.......................           2,623,277         139,361,591
Walgreen Co................................             594,866          24,872,835
Walt Disney Co.............................           1,228,147          35,539,504
Washington Mutual, Inc.....................             316,704          16,805,106
Waste Management, Inc......................             365,058          10,130,360
Watson Pharmaceuticals (a).................              61,489           3,147,468
Wellpoint Health Networks, Inc. (a)........              37,092           4,274,853
Wells Fargo Co.............................           1,004,256          55,924,506
Wendy's International, Inc.................              68,128           1,788,360
Westvaco Corp..............................              59,798           1,745,354
Weyerhaeuser Co............................             129,507           6,572,480
Whirlpool Corp.............................              43,267           2,063,295
Willamette Industries, Inc.................              64,695           3,036,622
Williams Cos., Inc.........................             260,077          10,386,825
Winn Dixie Stores, Inc.....................              82,785           1,603,959
Wm. Wrigley, Jr. Co........................              66,250           6,347,578
Worldcom, Inc. (a).........................           1,698,938          23,785,132
Worthington Industries, Inc................              50,329             405,778
Xcel Energy, Inc...........................             201,376           5,852,490
Xerox Corp.................................             392,878           1,817,061
Xilinx, Inc. (a)...........................             193,594           8,929,523
Yahoo!, Inc. (a)...........................             326,198           9,842,005
-----------------------------------------------------------------------------------
TOTAL COMMON STOCK (COST $5,616,464,747).............................$6,907,220,262
===================================================================================

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 2000

                                                                            SHARES/
                                                                        PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------
SHORT TERM INSTRUMENTS - 0.11%
U.S. TREASURY BILLS - 0.11%
U.S. Treasury Bill, 5.60%, 3/8/01 (b)................................ $   7,875,000         $    7,791,330
----------------------------------------------------------------------------------------------------------
     Total Short Term Instruments (Cost $7,791,330)..................                            7,791,330
----------------------------------------------------------------------------------------------------------
     Total Investments in Unaffiliated Issuers (Cost $5,624,256,077).                        6,915,011,592
----------------------------------------------------------------------------------------------------------
INVESTMENTSINAFFILIATEDINVESTMENTCOMPANIES
SHORT TERM INSTRUMENTS - 1.50%
MUTUAL FUND - 1.50%
Cash Management Institutional........................................   106,429,032            106,429,032
----------------------------------------------------------------------------------------------------------
     Total Short Term Instruments (Cost $106,429,032)................                          106,429,032
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $5,730,685,109) - 99.05%.....................                       $7,021,440,624
==========================================================================================================
Other Assets in Excess of Liabilities - 0.95%........................                           67,310,524
----------------------------------------------------------------------------------------------------------
NET ASSETS - 100.00%.................................................                       $7,088,751,148
==========================================================================================================

(a) Non-income producing security.
(b) Held as collateral for futures contracts.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

                                                                                       DECEMBER 31, 2000
---------------------------------------------------------------------------------------------------------------
ASSETS
     Investments in unaffiliated issuers, at value (cost $5,624,256,077) ..............    $6,915,011,592
     Investments in affiliated investment companies, at value (cost $106,429,032) .....       106,429,032
---------------------------------------------------------------------------------------------------------------
Total investments, at value ...........................................................     7,021,440,624
Dividends and interest receivable .....................................................         6,541,822
Receivable for shares of beneficial interest subscribed ...............................         1,438,765
Receivable for securities sold ........................................................        76,097,690
Prepaid expenses and other ............................................................            78,321
---------------------------------------------------------------------------------------------------------------
Total assets ..........................................................................     7,105,597,222
===============================================================================================================
LIABILITIES
Due to Bankers Trust ..................................................................           271,879
Payable for securities purchased ......................................................        13,119,484
Payable for shares of beneficial interest redeemed ....................................           859,732
Variation margin payable on futures contracts .........................................         2,561,849
Accrued expenses and other ............................................................            33,130
---------------------------------------------------------------------------------------------------------------
Total liabilities .....................................................................        16,846,074
---------------------------------------------------------------------------------------------------------------
NET ASSETS ............................................................................    $7,088,751,148
===============================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital .......................................................................    $5,799,178,530
Net unrealized appreciation on
     investments and futures contracts ................................................     1,289,572,618
---------------------------------------------------------------------------------------------------------------
NET ASSETS ............................................................................    $7,088,751,148
===============================================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

EQUITY 500 INDEX PORTFOLIO

STATEMENT OF OPERATIONS

                                                                                           FOR THE YEAR ENDED
                                                                                           DECEMBER 31, 2000
---------------------------------------------------------------------------------------------------------------
Investment Income
     Dividends from unaffiliated issuers (net of foreign taxes withheld of $390,847) ..     $    84,296,073
     Dividends from affiliated investment companies ...................................           8,169,709
     Interest .........................................................................             677,103
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME ...............................................................          93,142,885
===============================================================================================================
EXPENSES
     Advisory fees ....................................................................           4,136,851
     Administration and services fees .................................................             100,992
     Professional fees ................................................................              75,549
     Trustees fees ....................................................................               4,914
     Miscellaneous ....................................................................              40,126
---------------------------------------------------------------------------------------------------------------
Net expenses ..........................................................................           4,358,432
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME .................................................................          88,784,453
===============================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FUTURES CONTRACTS
Net realized gain from investment transactions ........................................       1,116,034,962
Net realized loss from futures transactions ...........................................         (24,009,643)
Net change in unrealized appreciation/depreciation
     on investments and futures contracts .............................................      (1,858,819,425)
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on
     investments and futures contracts ................................................        (766,794,106)
---------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ............................................     $  (678,009,653)
===============================================================================================================
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

EQUITY 500 INDEX PORTFOLIO


STATEMENTS OF CHANGES IN NET ASSETS

                                                                             FOR THE YEARS ENDED
                                                                                 DECEMBER 31,
                                                              -------------------------------------------------
                                                                     2000                        1999
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income .......................................  $    88,784,453              $   92,907,589
Net realized gain (loss) from
     investment and futures transactions ....................    1,092,025,319                 (26,748,772)
Net change in unrealized appreciation/depreciation on
     investments and futures contracts ......................   (1,858,819,425)              1,245,281,501
---------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from operations ..     (678,009,653)              1,311,440,318
---------------------------------------------------------------------------------------------------------------


CAPITAL TRANSACTIONS
Proceeds from capital invested ..............................    4,604,825,079               4,399,103,297
Value of capital withdrawn ..................................   (5,003,161,160)             (2,745,951,143)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
     from capital transactions ..............................     (398,336,081)              1,653,152,154
---------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .....................   (1,076,345,734)              2,964,592,472
===============================================================================================================
NET ASSETS
Beginning of year ...........................................    8,165,096,882               5,200,504,410
---------------------------------------------------------------------------------------------------------------
END OF YEAR .................................................  $ 7,088,751,148              $8,165,096,882
===============================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

EQUITY 500 INDEX PORTFOLIO


FINANCIAL HIGHLIGHTS

Contained below are selected supplemental data and ratios to average net assets for each period indicated for Equity 500 Index Portfolio.



                                                           FOR THE YEARS ENDED DECEMBER 31,
                                          ---------------------------------------------------------------------
                                             2000           1999         1998         1997         1996
---------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
---------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted) .    $7,008,751      $8,165,097   $5,200,504   $2,803,086    $1,925,224
Ratios to average net assets:
     Net investment income .............          1.18%          1.35%        1.50%        1.76%         2.20%
     Expenses after waivers ............          0.06%(a)       0.08%        0.08%(b)     0.08%         0.10%
     Expenses before waivers ...........          0.06%          0.08%        0.10%        0.15%         0.15%
Portfolio turnover rate ................            28%            13%           4%          19%           15%






------------------------------

(a) Effective March 15, 2000, Bankers Trust contractually agreed to limit the annual operating expenses of the portfolio to 0.05% of the portfolio's average daily net assets.

(b) Effective May 6, 1998, Bankers Trust contractually agreed to limit its fees from the portfolio to the lesser of 0.005% or the amount that brings the total annual operating expenses up to 0.08% of the portfolio's average daily net assets.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


xviii

EQUITY 500 INDEX PORTFOLIO


NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SIGNIFICANT
          ACCOUNTING POLICIES

A. Organization

The Equity 500 Index Portfolio (the 'Portfolio'), is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as an open-end management investment company. The Portfolio was organized on December 11, 1991 as an unincorporated trust under the laws of New York and began operations on December 31, 1992. The Declaration of Trust permits the Board of Trustees (the 'Trustees') to issue beneficial interests in the Portfolio.


B. Valuation of Securities

The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the securities traded on that exchange prior to the time when the Portfolio assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Interest Income

Securities transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.


D. Futures Contracts

The Portfolio may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying securities, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio until the contracts are closed. The Portfolio's investment in financial futures contracts is designed to closely replicate the benchmark index used by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

E. Federal Income Taxes

The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is required.


F. Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.


                 NOTE 2 -- FEES AND TRANSACTIONS WITH AFFILIATES


The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ('Bankers Trust'), an indirect wholly owned subsidiary of Deutsche Bank AG. The agreement provides for the Portfolio to pay Bankers Trust a fee, accrued daily and paid monthly, computed as a percentage of the average daily net assets of the Portfolio. Effective March 15, 2000, Bankers Trust agreed to limit the total amount of annual operating expenses of the Portfolio to .05% under the agreement. Effective March 15, 2000, the expense limitation was reduced from .08% to .05%.

The Portfolio may invest in Cash Management Fund Institutional ('Cash Management'), an open-end management investment company managed by Bankers Trust. Cash Management is offered as a cash management option to the Portfolio and other accounts managed by Bankers Trust. Distributions from Cash Management to the Portfolio for the year ended December 31, 2000 amounted to $8,169,709 and are included in dividend income.

At December 31, 2000, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $200,000,000, which expires April 27, 2001. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for this fund under the credit facility for the year ended December 31, 2000.

EQUITY 500 INDEX PORTFOLIO

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES


The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2000, were $2,066,955,668 and $2,375,941,540, respectively.

For federal income tax purposes, the tax basis of investments held at December 31, 2000 was $5,845,338,595. The aggregate gross unrealized appreciation for all investments of December 31, 2000, was $1,886,423,953 and the aggregate gross unrealized depreciation for all investments was $710,321,924.


                           NOTE 4 -- FUTURES CONTRACTS


A summary of obligations under these financial instruments at December 31, 2000 is as follows:

---------------------------------------------------------------------------------------------------------------
Type of                                                                                  Unrealized
Future          Expiration      Contracts       PositionMarket          Value            Depreciation
---------------------------------------------------------------------------------------------------------------
S&P 500
Index
Futures        March 2001          437               Long            $145,848,750       $(1,182,897)
---------------------------------------------------------------------------------------------------------------


At December 31, 2000, the Portfolio segregated securities with a value of approximately $7,791,330 to cover margin requirements on open futures contracts.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Trustees and Holders of Beneficial Interest of Equity 500 Index Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity 500 Index Portfolio (hereafter referred to as the 'Portfolio') at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.





PricewaterhouseCoopers LLP


Baltimore, Maryland
February 2, 2001